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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               HUFFY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               HUFFY CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1995

To our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Huffy Corporation which will be held this year on Friday, April 28, 1995, at 10:00 a.m., Eastern Daylight Time, at the Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio.

     Formal Notice of the Meeting and Proxy Statement accompany this letter. Please sign and return the enclosed proxy card in the envelope provided as soon as possible so that your shares will be represented at the meeting. We hope you will be present at the meeting.

Very truly yours,

/s/ Richard L. Molen
--------------------------
Richard L. Molen
Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1995

     The Annual Meeting of Shareholders of Huffy Corporation (the "Company"), an Ohio corporation, will be held at the Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio, on Friday, April 28, 1995, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect three Directors to serve for terms of three years, and one Director to serve for a term of one year.

     2. To consider and act upon a proposal described at pages 20-21 in the accompanying Proxy Statement to adopt Amended Articles of Incorporation of the Company in order to adopt a new purpose clause; to relocate within the Articles the Company's power to repurchase shares of its Common Stock; and to eliminate the terms and provisions of the Series A Preferred Stock which is no longer outstanding. The actual wording of the changes in the proposed Amended Articles is contained in Appendix A attached to the Proxy Statement and incorporated therein by reference.

     3. To consider and act upon a proposal described at page 22 in the accompanying Proxy Statement to adopt an amended Code of Regulations of the Company in order to render the Code of Regulations gender neutral; to make minor technical changes; to clarify the terms requiring a classified Board of Directors; to increase the maximum number of Directors from 13 to 14; to clarify the appointment of an Executive Committee and description of its authority once appointed; and to specify the correct fiscal year of the Company. The actual wording of the changes in the amended Code of Regulations is contained in Appendix B attached to the Proxy Statement and incorporated therein by reference.

     4. To ratify the appointment of KPMG Peat Marwick as independent public accountants for 1995.

     5. To transact such other business as properly may be brought before the Annual Meeting or any adjournment(s) thereof.

     Shareholders of record at the close of business on March 1, 1995, are entitled to vote at the meeting or any adjournment(s) thereof.

                                            By Order of the Board of Directors

                                            /s/ Nancy A. Michaud
                                            -----------------------------------
                                            Nancy A. Michaud
                                            Secretary
Dayton, Ohio
March 14, 1995

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU EXPECT TO ATTEND OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                               HUFFY CORPORATION
                                 P.O. BOX 1204
                               DAYTON, OHIO 45401

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1995

                                                                  MARCH 14, 1995

                              GENERAL INFORMATION

PERSONS MAKING THE SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Huffy Corporation (the "Company") to be used at the Annual Meeting of Shareholders to be held on April 28, 1995, and any adjournment(s) thereof. This Proxy Statement and the accompanying proxy card were first mailed to Shareholders on or about March 14, 1995. The Company will bear the cost of soliciting proxies and will, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals. Directors, Officers and employees of the Company may solicit proxies personally from some Shareholders if proxies are not received promptly. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies, for which the Company will pay fees estimated to total $6,000.

VOTING SECURITIES

     The authorized capital stock of the Company carrying current voting rights consists of 60,000,000 shares of Common Stock, $1.00 par value, of which there were 13,392,963 shares issued and outstanding as of March 1, 1995. The close of business on March 1, 1995, has been fixed as the record date for the determination of the holders of Common Stock entitled to receive notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote.

ACTIONS TO BE TAKEN BY HOLDERS OF PROXIES

     Unless otherwise directed by the person giving the proxy, all properly executed proxies will be voted: (1) for the election of Linda B. Keene, Patrick
W. Rooney, Geoffrey W. Smith, and Thomas C. Sullivan as Directors of the Company; (2) in favor of the proposal described at pages 20-21 herein to adopt Amended Articles of Incorporation of the Company; (3) in favor of the proposal described at page 22 herein to adopt an amended Code of Regulations of the Company; (4) in favor of ratification of the appointment of KPMG Peat Marwick as independent public accountants for the Company for 1995; and (5) at the discretion of the holders of the proxies, in the transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

     The holders of the proxies may, in their discretion, vote for substitute nominee(s) designated by the Board of Directors, or take action to reduce the number of Directors, in the event that any nominee becomes unable to serve for any reason presently unknown.

     A proxy may be revoked at any time before exercise by written notice to the Company bearing a later date than the proxy, by submission of a later dated proxy, or by voting in person in open meeting (although presence at the Annual Meeting will not in and of itself constitute revocation of the proxy). Any written notice revoking a proxy should be sent to Huffy Corporation, P.O. Box 1204, Dayton, Ohio 45401, Attention: Nancy A. Michaud, Secretary.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, and one class is elected at each Annual Meeting. The Board of Directors of the Company recommends that three Directors be elected each for a three year term expiring in 1998 and that one Director be elected for a one year term expiring in 1996. In 1994, due to the death of Mr. Harry A. Shaw III, Chairman Emeritus and a Director, and in accordance with Ohio law and the Company's Code of Regulations, the Board of Directors decreased the number of Directors constituting the full Board to 12. The Board of Directors of the Company currently has 12 Directors: four whose terms expire in 1995, three whose terms expire in 1996, and five whose terms expire in 1997. Linda B. Keene and Geoffrey W. Smith, whose terms expire in 1995, have each been recommended by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for election to the Board of Directors for a three year term expiring in 1998. Thomas C. Sullivan has also been recommended by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for election to the Board of Directors for a three year term expiring in 1998. Patrick W. Rooney has also been recommended by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for election to the Board of Directors for a one year term expiring in 1996. Boake A. Sells and Robin B. Smith, whose terms expire in 1995, are both retiring from the Board of Directors in accordance with the Company's Director Retirement Policy.

     Under Ohio law, if a Shareholder gives written notice to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for the Annual Meeting, that such Shareholder desires the voting at the election of Directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the chairman or secretary of the meeting or by or on behalf of the Shareholder giving such notice, then the Directors will be elected by cumulative voting. In such event, each Shareholder has the right to give one candidate a number of votes equal to the number of Directors then being elected multiplied by the number of such Shareholder's shares, or to distribute such Shareholder's votes on the same principle among two or more candidates. In the event that Directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees, then the holders of the proxies intend to vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the holders may determine. Votes will be counted by Bank One, Indianapolis, National Association acting as the inspector of elections.

     UNDER OHIO LAW AND THE COMPANY'S CODE OF REGULATIONS, THE FOUR NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES SHALL BE ELECTED AS DIRECTORS. SHARES AS TO WHICH AUTHORITY TO VOTE IS WITHHELD, ABSTENTIONS AND SHARES NOT VOTED BY BROKERS AND OTHER ENTITIES HOLDING SHARES ON BEHALF OF BENEFICIAL OWNERS WILL NOT BE COUNTED AND WILL HAVE NO EFFECT ON THE OUTCOME OF THE ELECTION.

     The following table sets forth certain information as to each nominee for Director and each other person whose term of office as Director will continue after this Annual Meeting of Shareholders:

                                                                                   SERVED AS
                       NAME AND PRINCIPAL OCCUPATION                               DIRECTOR
                        FOR THE PAST FIVE YEARS(1)                           AGE     SINCE
---------------------------------------------------------------------------  ---   ---------
NOMINEES FOR TERMS EXPIRING IN 1998
Linda B. Keene, Vice President - Market Development of American Express      43       1993
  Financial Advisors since 1994; prior thereto Vice President - Marketing
  Services of The Pillsbury Company (multi-national food company) since
  1992; prior thereto Vice President and General Manager, Desserts and
  Specialty Products at such company since 1991; prior thereto Vice
  President, Market Development and Strategic Planning, Baked Goods
  Division of such company since 1990
Geoffrey W. Smith, Vice President of LTI Ventures Leasing Corporation        49       1986
  (engaged in the financing of high-tech office automation equipment) since
  1993; prior thereto Director of U.S. Multinational Division of The First
  National Bank of Boston since 1991; prior thereto Director - New England
  Credit Administration of such bank since 1990
Thomas C. Sullivan, Chairman and Chief Executive Officer of RPM, Inc.        57         --
  (manufacturer of specialty chemicals and coatings) since 1971(2)

NOMINEE FOR TERM EXPIRING IN 1996
Patrick W. Rooney, Chairman of the Board, President and Chief Executive      59         --
  Officer of Cooper Tire & Rubber Company (manufacturer of tires and inner tubes for the automotive aftermarket, and engineered rubber products for the O.E.M. automotive industry) since 1994; prior thereto President and
  Chief Operating Officer of such company since 1991; prior thereto
  President of the Tire Division of such company since 1990(3)

DIRECTORS WHOSE TERMS EXPIRE IN 1997
William K. Hall, President and Chief Executive Officer of Eagle Industries,  51       1980(5)
  Inc. (manufacturer of building, electrical and transportation products)
  since 1990(4)
Stephen P. Huffman, Vice President - Planning and Human Resources of Blue    55       1984
  Diamond Growers (an agricultural cooperative) since 1993; prior thereto
  Vice President - Administration of such company(6)
Donald K. Miller, Chairman of Greylock Financial Inc. (engaged in the        63       1988
  financing of management and leveraged buyouts) since 1992 and also
  President and Chief Executive Officer of PIMCO Advisors Inc. (a holding company for certain ownership of PIMCO Advisors L.P. units) since 1994;
  prior thereto Vice Chairman of Thomson Advisory Group L.P. (now PIMCO
  Advisors L.P.) since 1993; prior thereto Managing Partner of Greylock
  Financial Partnership (now Greylock Financial Inc.) since 1986 and
  Chairman and Chief Executive Officer of Thomson Advisory Group L.P. since
  1990(7)
Richard L. Molen, Chairman of the Board, President and Chief Executive       54       1985
  Officer of the Company since 1994; prior thereto President and Chief
  Executive Officer of the Company since 1993; prior thereto President and
  Chief Operating Officer of the Company(8)
Fred G. Wall, Chairman of Madsen Wire Products, Inc. (manufacturer of        60       1978
  fabricated wire products) since 1988; prior thereto and currently consultant to various manufacturing companies

                                                                                   SERVED AS
                       NAME AND PRINCIPAL OCCUPATION                               DIRECTOR
                        FOR THE PAST FIVE YEARS(1)                           AGE     SINCE
---------------------------------------------------------------------------  ---   ---------
DIRECTORS WHOSE TERMS EXPIRE IN 1996
Jack D. Michaels, President and Chief Executive Officer of HON INDUSTRIES    57       1993
  Inc. (manufacturer of metal and wood office furniture, office products and pre-fabricated fireplaces) since 1991; prior thereto President of such company since 1990(9)
James F. Robeson, Consultant to various distribution companies since 1993;   58       1994
  Senior Director of Coopers & Lybrand (national accounting firm) in 1993;
  prior thereto Dean of the Richard T. Farmer School of Business
  Administration at Miami University(10)
Thomas D. Gleason, Vice Chairman of Wolverine World Wide, Inc.               59       1980
  (manufacturer of shoes and leather goods) since 1993; prior thereto
  Chairman and Chief Executive Officer of such company(11)

---------------

(1) Except as disclosed herein, no information is included in this Proxy Statement for any portion of a period in which a Director did not hold office as a Director of the Company.

(2)  Mr. Sullivan is a Director of Pioneer-Standard Electronics, Inc. and RPM,
     Inc.

(3) Mr. Rooney is a Director of Alltrista Corporation and Cooper Tire and Rubber Company.

(4) Mr. Hall is a Director of A.M. Castle & Co., Great American Management and Investment, Inc., and Falcon Building Products, Inc.

(5) Mr. Hall has served on the Company's Board of Directors from 1980 through 1989, and since 1991.

(6) Stephen P. Huffman and W. Anthony Huffman, Vice President - Corporate Affairs of the Company, are brothers.

(7)  Mr. Miller is a Director of RPM Inc. and PIMCO Advisors L.P.

(8)  Mr. Molen is a Director of Alltrista Corporation and The Duriron Company,
     Inc.

(9)  Mr. Michaels is a Director of HON INDUSTRIES Inc.

(10) Mr. Robeson is a Director of Roberds, Inc.

(11) Mr. Gleason is a Director of Foremost Corp. of America and Wolverine World Wide, Inc.


MEETINGS BY, AND CERTAIN COMMITTEES OF, THE COMPANY'S BOARD OF DIRECTORS

     Thomas D. Gleason (Chairman), James F. Robeson, and Boake A. Sells comprise the Nominating Committee of the Board of Directors. The Nominating Committee seeks out and reviews the qualifications of possible candidates for Board membership. Shareholders may submit nominee recommendations, complete with qualifications, to any member of the Nominating Committee at any time. The Nominating Committee recommends to the Board of Directors candidates for election as Directors at annual meetings, candidates to fill vacancies on the Board, and candidates for Committees of the Board. During the last fiscal year, the Nominating Committee met three times.

     Donald K. Miller (Chairman), Stephen P. Huffman, Linda B. Keene, and Geoffrey W. Smith comprise the Audit Committee of the Board of Directors. The Audit Committee meets with the Company's independent public accountants, internal auditors, and financial management executives. The Audit Committee reviews the scope and results of audits as well as recommendations made by the Company's auditors and executives with respect to internal accounting controls. During the last fiscal year, the Audit Committee met two times.

     Fred G. Wall (Chairman), Jack D. Michaels, Boake A. Sells and Robin B. Smith comprise the Compensation Committee of the Board of Directors. The Compensation Committee sets salary and benefits policy, and determines compensation and benefit levels for the Company's Officers and certain other key employees. During the last fiscal year, the Compensation Committee met five times.

     The Board of Directors also has an Executive Committee comprised of William
K. Hall (Chairman), Thomas D. Gleason, Donald K. Miller, Richard L. Molen, and Fred G. Wall. During the last fiscal year, the Executive Committee met three times.

     During the last fiscal year, the Board of Directors met nine times. No Director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and meetings of Committees thereof during the time such person was a Director and member of any such Committee.

COMPENSATION OF DIRECTORS

     The Company has a standard arrangement with its non-employee Directors for payment of an annual base compensation of $15,000, plus additional compensation of $900 per Board meeting attended. The Chairman of the Executive Committee receives additional compensation of $10,000 per year and $900 for each Executive Committee meeting attended. The Chairman of the Compensation Committee receives additional compensation of $3,000 per year. The Chairmen of the Audit and Nominating Committees each receive additional compensation of $1,500 per year. The members of the Executive Committee (excluding the Chairman) receive additional compensation of $1,250 per year and $900 for each Executive Committee meeting attended. Except for the Executive Committee, each Committee member (including the Chairman of the Committee) receives $700 for each Committee meeting attended. Additionally, Directors receive consulting fees of $500 for each half day of service provided outside their normal duties as Directors when such services are provided at the request of management of the Company and $500 for Board of Directors' visits to Company plant sites. Directors receive $2,500 for attendance at Board of Directors' retreat meetings but such fee is in lieu of all meeting fees for Board and Committee meetings held during such retreat. No Director who is an employee of the Company receives any compensation for services as a Director.

DIRECTOR PLANS

     Non-employee Directors who wish to do so may elect to defer payment of Directors' fees or take part of their Directors' fees in the form of stock options, pursuant to the Company's 1987 Director Stock Option Plan (the "1987 Plan"). The 1987 Plan provides for the automatic grant of options to purchase 5,625 shares (adjusted for stock splits) of the Company's Common Stock every third year, commencing in 1988, on the second business day after the Annual Meeting of Shareholders. Options are granted to members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries ("Outside Directors"). The purchase price of the Common Stock is 100 percent of the fair market value of the Common Stock on the date of grant.

     In addition to options granted automatically every three years, if an Outside Director files an irrevocable election with the Secretary of the Company at least six months prior to July 1 of any year electing not to receive all or a portion of his or her annual base compensation, which is currently $15,000 per year, to be earned in the following 12 month period beginning July 1 and ending June 30, then the Company shall grant options automatically on July 1 or, if July 1 is not a business day, on the next business day to such Outside Director. The number of shares of Common Stock for which options will be granted will be the nearest number of whole shares of Common Stock determined in accordance with the following formula:

    Portion of Annual Base
  Compensation Not Received   =    Number of Shares
-----------------------------
          Fair Market
       Value minus $1.00

     For the 12 month period beginning July 1, 1995, and ending June 30, 1996, Outside Directors have elected not to receive, in the aggregate, $75,500 of their annual base compensation and to have the Company grant options to them on July 1, 1995, based on such elections in accordance with the 1987 Plan. The option price per share of the Common Stock covered by such options will be $1.00.

     No options may be exercised before the second Annual Meeting of Shareholders of the Company following the date they were granted, except upon a change in control (as defined in the 1987 Plan), or due to retirement from the Board of Directors because of total and perma-nent disability, expiration of a Director's term of office, or otherwise in accordance with the current Board of Directors' policy or upon the death of the option holder. A notice to exercise an option must be accompanied by full payment of the purchase price for the Common Stock being purchased. The 1987 Plan, which is effective for ten years, is administered by a Committee consisting of three Officers of the Company not entitled to participate in the 1987 Plan.

     In 1990, the Company adopted a Directors' Retirement Plan whereby each non-employee Director who has served as a member of the Board of Directors of the Company five years or more and each former employee Director who has served as a member of the Board of Directors of the Company five years or more after retirement or termination as an employee of the Company will earn an annual retirement benefit of $5,000 plus $1,000 for each year of service as a non-employee Director (prorated for partial years) in excess of five years service, not to exceed a maximum annual benefit of $10,000. Retirement benefits will commence when specified by an eligible Director after retirement from the Board of Directors, but not earlier than age 60 or later than age 70, and will continue for a period equal to the number of full years of service as a non-employee Director, not to exceed 12 years.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership of the Company's Common Stock reported to the Company as of February 8, 1995, for each Director and nominee and for each of the Executive Officers named in the Summary Compensation Table (the "Named Executive Officers"), and as a group of Directors and all Executive Officers. For purposes of the table, a person is considered to "beneficially own" any shares of Common Stock (i) over which the person exercises sole or shared voting or investment power or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days after February 8, 1995.

                               AMOUNT AND
                               NATURE OF
     NAME OF BENEFICIAL        BENEFICIAL
          OWNER(1)            OWNERSHIP(2)
----------------------------  ------------
Thomas A. Frederick.........       5,119(3)
Thomas D. Gleason...........      15,241(4)
William K. Hall.............       7,218(5)
Timothy G. Howard...........      25,860(6)
Stephen P. Huffman..........      81,555(7)
W. Anthony Huffman..........     131,301(8)
Linda B. Keene..............         400
Jack D. Michaels............         200
Donald K. Miller............      53,193(9)
Richard L. Molen............     164,230(10)
Gary E. Morin...............      18,138(11)
James F. Robeson............         500(12)
Patrick W. Rooney...........           0
Boake A. Sells..............       5,000
Geoffrey W. Smith...........      47,158(13)
Robin B. Smith..............       7,867(14)
Thomas C. Sullivan..........       2,250
Fred G. Wall................      15,608(15)
All Directors, Nominees and
Executive Officers
as a Group
(21 persons)................     590,937(16)

---------------

(1) All shares are held with sole voting and sole investment power unless otherwise indicated in the footnotes below.

(2) Except for Richard L. Molen whose Common Stock ownership is 1.2 percent, no such beneficial owner owns more than one percent of the issued and outstanding shares of Common Stock of the Company. All Directors, Nominees and Executive Officers as a group own 4.3 percent of the issued and outstanding shares of Common Stock of the Company as of February 8, 1995.

(3) Mr. Frederick has shared voting and shared investment power with respect to 460 shares held jointly with his wife. The total amount also includes 3,094 shares as to which Mr. Frederick holds options exercisable within 60 days.

                                        6

(4) The total amount also includes 12,393 shares as to which Mr. Gleason holds options exercisable within 60 days.

(5) Mr. Hall has shared voting and shared investment power with respect to 450 shares held jointly with his wife. The total amount also includes 5,625 shares as to which Mr. Hall holds options exercisable within 60 days.

(6) Mr. Howard has shared voting and shared investment power with respect to 5,545 shares held jointly with his wife. The total amount includes 17,207 shares as to which Mr. Howard holds options exercisable within 60 days.

(7) Mr. Stephen Huffman has sole voting and sole investment power with respect to 63,918 shares held in trust for the benefit of himself and his family. Mr. Huffman has shared voting and shared investment power with respect to 2,706 shares held jointly with his wife and with respect to 3,300 shares held by his children. The total amount also includes 11,631 shares as to which Mr. Huffman holds options exercisable within 60 days.

(8) Mr. W. Anthony Huffman has sole voting and sole investment power with respect to 107,153 shares, of which 20,809 shares are held by him as custodian for his children. Mr. Huffman has shared voting and shared investment power with respect to 675 shares held by his wife. The total amount also includes 23,473 shares as to which Mr. Huffman holds options exercisable within 60 days.

(9) Mr. Miller has sole voting and sole investment power with respect to 45,450 shares, of which 16,000 are held by him as custodian for his children. Mr. Miller has shared voting and shared investment power with respect to 975 shares held by his wife. The total amount also includes 6,768 shares as to which Mr. Miller holds options exercisable within 60 days.

(10) Mr. Molen has shared voting and shared investment power with respect to 15,957 shares held jointly with his wife. The total amount includes 95,794 shares as to which Mr. Molen holds options exercisable within 60 days.

(11) Mr. Morin has shared voting and shared investment power with respect to 972 shares held jointly with his wife. The total amount includes 13,416 shares as to which Mr. Morin holds options exercisable within 60 days.

(12) Mr. Robeson has shared voting and shared investment power with respect to 500 shares held by his wife.

(13) Mr. Smith has sole voting and sole investment power with respect to 35,527 shares, of which 4,785 shares are held in trust for the benefit of his children and 1,789 shares are held by him as custodian for his children. The total amount also includes 11,631 shares as to which Mr. Smith holds options exercisable within 60 days.

(14) The total amount also includes 7,467 shares as to which Ms. Smith holds options exercisable within 60 days.

(15) Mr. Wall has sole voting and sole investment power with respect to 2,598 shares, of which 2,000 shares are held in trust for his benefit. The total amount also includes 13,010 shares as to which Mr. Wall holds options exercisable within 60 days.

(16) The total amount includes 229,076 shares of Common Stock which are subject to options exercisable within 60 days.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information with respect to Shareholders known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                        AMOUNT AND
                         NATURE OF
NAME AND ADDRESS OF     BENEFICIAL      PERCENT OF
  BENEFICIAL OWNER       OWNERSHIP       CLASS(2)
--------------------    -----------    ------------
David L. Babson &
  Co., Inc.(1)           1,199,750        8.57%

---------------

(1) This information is taken from the Schedule 13G, dated February 10, 1995, filed by David L. Babson & Co., Inc. with the Securities and Exchange Commission, which disclosed David L. Babson & Co., Inc. has sole voting power with respect to 676,500 shares, shared voting power with respect to 523,250 shares, and sole investment power with respect to 1,199,750 shares.

                                        7

(2) Percentages listed are those disclosed in the referenced Schedule 13G and are not verified by the Company.


             REPORT OF COMPENSATION COMMITTEE OF BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives are made by the four-member Compensation Committee (the "Committee") of the Board of Directors. Each member of the Committee is a non-employee Director. Set forth below is a report submitted by Fred G. Wall (Chairman), Jack D. Michaels, Boake A. Sells, and Robin B. Smith in their capacity as the Committee addressing the Company's compensation policies for 1994 as they affected Richard L. Molen, the Chief Executive Officer; Gary E. Morin, W. Anthony Huffman, Thomas A. Frederick, and Timothy G. Howard, who are the four next most highly paid Executive Officers; and the other three Executive Officers of the Company.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

     The Company's executive compensation program is designed to be closely linked to corporate performance and returns to Shareholders. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the price of the Company's Common Stock. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and Shareholder interests through equity based plans, and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

     Approximately every two years and most recently in early 1994, the Committee retained an independent compensation consultant to review the Company's executive compensation program. These reviews permit a regular evaluation of the competitiveness of the Company's executive compensation program and its conformance to established compensation strategies. The Committee compares the Company's executive compensation structure against the compensation structure in place at a core set of companies which are industrial manufacturers and whose size is adjusted to that of the Company. The Committee believes that industrial manufacturers generally represent the Company's most direct competitors for executive talent. However, because the Company uses the Standard & Poor's Composite Leisure Time Index, which is more representative of the Company's lines of business than industrial manufacturers in general, a majority of those industrial companies are not included in the Performance Graph on page 16 herein. The Committee's policy is to establish midpoints of base salary ranges and total compensation at the 50th percentile level of industrial midpoints for comparable positions and to adjust such midpoints annually to maintain that level. The Company's overall executive compensation levels are below such 50th percentile midpoints.

     The Committee determines the compensation of the 14 most highly compensated corporate executives, including the Executive Officers whose compensation is detailed in this Proxy Statement, and sets policy for the compensation awarded to other management personnel. This is designed to ensure consistency in compensation strategy throughout the Company's compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this Proxy Statement (other than Mr. Molen), the Committee takes into account the views of Mr. Molen.

     The key elements of the Company's 1994 executive compensation program consist of Base Salary, the Profit Sharing Bonus Plan, the Long-Term Incentive Plan and Stock Options, as well as the 1993 CEO Long-Term Performance Plan (the "CEO Plan") for Mr. Molen. In addition, while the elements of compensation described below are considered separately, the Committee takes into account the full compen-sation package afforded by the Company to the individual, including pension benefits, supplemental retirement benefits, severance plans, insurance and other benefits, as well as the programs described below. Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") precludes the Company from taking a deduction for certain compensation in excess of $1 million per year paid or accrued with respect to the Chief Executive Officer and the four other highest paid Executive Officers. As of the date of this Report, neither the Committee nor the Company has taken any action to qualify compensation (not otherwise qualified under the Code) for deduction by the Company. Based on present levels of compensation, it is not anticipated that any of the named Executive Officers' non-deductible compensation will exceed $1 million in 1995.

BASE SALARY

     Base salary ranges for Executive Officers, as for all other management personnel, are determined by periodic recommendations by an independent compensation consultant (other than the consultant referred to above) who evaluates the responsibilities of each such position, and compares the Company's salary level for the position to comparable positions at other industrial companies nationwide. The comparison is made against other industrial corporations generally rather than just companies in the various industries in which the Company does business because the Committee believes that industrial corporations generally represent the Company's most direct competitors for executive talent. The Company's policy is to establish midpoints of such base salary ranges at the 50th percentile level of industrial midpoints for comparable positions, and to adjust such midpoints annually to maintain that level. Annual salary adjustments within such base salary ranges are determined by evaluating both the performance of the Executive Officer and the Executive Officer's current base salary as a percentage of his or her base salary range midpoint, using a matrix which reflects the Company's overall annual salary increase budget. Generally speaking, the higher the performance level and the lower the percentage that current base salary represents of the base salary range midpoint, the higher the percentage of base salary increase. Performance of an employee is evaluated based upon the employee's accomplishment of duties set forth in the job description for his or her position, objectives established for the employee by his or her supervisor (in the case of Mr. Molen by the Board of Directors), and general management abilities.

     In April, 1994, Mr. Molen's annual base salary was increased from $360,000 to $393,000 to reflect his promotion to Chief Executive Officer and his ongoing contribution to the Company's performance. Subsequently, in September, 1994, Mr. Molen was elected Chairman of the Board. Effective November 1, 1994, Mr. Molen's salary was increased to $425,000 to reflect his promotion and added responsibilities. In each instance, the Committee considered the longevity of Mr. Molen's service to the Company and the annual base salaries of other similarly situated chief executive officers and chairmen of the board.

PROFIT SHARING BONUS PLAN

     Bonus opportunity is extended to virtually all managerial employees of the Company, including its Executive Officers. Individual and corporate performance objectives are established at the beginning of each year. The corporate performance measure for bonus payments in 1994 was based on return on average net assets ("RONA"), and for 1994 the Committee determined that target level bonus would be achieved when RONA was 9.7 percent, with threshold level bonus and maximum level bonus being achieved when RONA was 7.7 percent and 12.7 percent, respectively. Individual performance is based on performance of personal goals, which performance is evaluated by the Committee for Mr. Molen, and is evaluated by Mr. Molen, subject to review by the Committee, for other Executive Officers. The Executive Officers are eligible to earn maximum profit sharing bonuses ranging from 60 percent to 100 percent, for Mr. Molen, of their annual base salaries, depending on their position, with 80 percent of the bonus based on corporate performance and 20 percent of the bonus based on individual personal objectives. The nature of these objectives differs depending upon each Executive Officer's specific job responsibilities. Goals are both qualitative, such as certain business strategy development and/or implementation, improved customer satisfaction, management effectiveness and personal development, and quantitative in nature, such as achieving cost reduction, production and sales goals. At the end of the year, the extent to which the specific goals applicable to each Executive Officer were attained is measured.

     In 1994, the Company earned a RONA of 8.9 percent. Based on these results, Mr. Molen was awarded a bonus of $171,800, $69,850 of which was based on personal objectives.

LONG-TERM INCENTIVE PLAN

     Each of the Executive Officers participates in the Company's Long-Term Incentive Plan which is based on the average return on equity ("ROE") achieved by the Company over a three-year period. Under this plan, Executive Officers are each eligible to earn maximum awards ranging from 35 percent to 100 percent, for Mr. Molen, of their average annual base salary over the three-year award cycle, depending on position. In 1994, the Company made awards for the three-year award cycle ended December 31, 1993. Fifty percent of such award was based upon the Company's average ROE over the three-year award cycle (excluding the impact of the implementation of Statement of Financial Accounting Standards ("SFAS") No. 112, employers' accounting for post-employment benefits, and the effect of the restructure at True Temper Hardware Company), compared to an ROE target of 14.4 percent established by the Committee prior to the beginning of such three-year period. The other 50 percent of the award was based upon the Company's average ROE over the three-year award cycle, compared to the average ROE of the STANDARD & POOR'S 400 INDUSTRIALS over the same period, which was 10.5 percent. During the three-year award cycle ended December 31, 1993, the Company's average ROE was 12.9 percent (excluding the impact of the implementation of SFAS No. 112, employers' accounting for post-employment benefits, and the effect of the restructure at True Temper Hardware Company) and 8.8 percent, including SFAS No. 112 and such restructure. As a result, in 1994, Mr. Molen received a payment of $85,192, which represented 30.1 percent of the maximum award for such three-year award cycle.

     Awards for the three-year award cycle ended December 31, 1994, will be determined and, if results warrant, paid in the second half of 1995 after the average ROE of the STANDARD & POOR'S 400 INDUSTRIALS becomes available.

STOCK OPTIONS

     Under the Company's 1988 Stock Option Plan and Restricted Share Plan (the "1988 Plan"), which was approved by Shareholders, stock options are granted to the Company's Executive Officers and other key managers. The Committee sets guidelines for the size and frequency of awards of stock option grants which are based upon the employee's position and base salary. Under the Company's stock option programs, Mr. Molen and all other Executive Officers are eligible to receive an annual grant equal to approximately 85 percent of their base salary divided by the fair market value of the Common Stock on the date of grant (i.e., the closing price of the Common Stock on the New York Stock Exchange on the date of grant). All awards are made by the Committee, which has the discretion to elect not to award option grants.

     Stock options are designed to align the interests of Executive Officers with those of the Shareholders. Stock options are granted to Executive Officers with an exercise price equal to the closing market price of the Common Stock on the date of grant and currently become exercisable one-third on or after three years from the date of grant, another one-third on or after four years from the date of grant, and the final one-third on or after five years from the date of grant. This approach is designed to incent the creation of Shareholder value over the long term since the full benefit of the compensation package cannot be realized unless Common Stock price appreciation occurs over a number of years.

     In 1994, Mr. Molen received options to purchase 25,351 shares of the Common Stock with an exercise price of $14.375 per share. The options become exercisable ratably over a three-year period beginning in December, 1997. As of February 8, 1995, Mr. Molen beneficially owned 164,230 shares of Common Stock. The Committee believes that increasing equity interests in the Company held by the Company's management align the interests of

Shareholders and management. To that end, in December, 1994, the Board of Directors approved an Executive Stock Ownership program which will commence in 1995 and which sets guidelines for stock ownership for Executive Officers and other key personnel. Pursuant to such guidelines, in order to be awarded additional stock options, the Chief Executive Officer and all other Executive Officers will be required to own Common Stock equal to 1.5 times and 1 to 0.5 times their salaries, respectively, with measured interim ownership goals to be attained over a ten year period.

1993 CEO LONG-TERM PERFORMANCE PLAN

     Under the CEO Plan, performance awards have been established by the Company whereby Mr. Molen may earn a cash payment if, and only if, the Company achieves the requisite Total Shareholder Return (as defined in the CEO Plan to include the annual rate of growth of the Common Stock and dividends paid on such stock) on a Beginning Share Price (as defined in the CEO Plan) during the applicable performance period. Five performance periods were established, three of which began January 1, 1993, and end December 31, 1995, 1996, and 1997, respectively. The fourth and fifth performance periods begin January 1, 1994, and 1995, respectively, and end December 31, 1998, and 1999, respectively. For the performance periods beginning January 1, 1993, the Beginning Share Price is $16.25. If the Total Shareholder Return for any performance period beginning January 1, 1993, is 15 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $30,000 for the performance period ending December 31, 1995; $40,000 for the performance period ending December 31, 1996; or $50,000 for the performance period ending December 31, 1997. If the Total Shareholder Return for any such performance period is 19 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $60,000 for the performance period ending December 31, 1995; $80,000 for the performance period ending December 31, 1996; or $100,000 for the performance period ending December 31, 1997. If the Total Shareholder Return for any such performance period is 27 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $300,000 for the performance period ending December 31, 1995; $400,000 for the performance period ending December 31, 1996; or $500,000 for the performance period ending December 31, 1997. For the performance period beginning January 1, 1994, and ending December 31, 1998, the Beginning Share Price is $18.78; the threshold, target and maximum performance awards, based on a Total Shareholder Return of 15, 19 and 27 percent, respectively, for such period are $55,000, $110,000 and $550,000, respectively. For the performance period beginning January 1, 1995, and ending December 31, 1999, the Beginning Share Price is $14.78. If the Total Shareholder Return for the performance period beginning January 1, 1995, and ending December 31, 1999, is 10 percent, 13 percent or 20 percent at the end of such performance period, Mr. Molen will receive either a threshold, target or maximum performance award, in cash, in the amount of $67,500, $135,000 or $675,000, respectively. If the Total Shareholder Return over any such performance period is less than 10 or 15 percent, as applicable, at the end of the performance period, Mr. Molen will earn no performance award. Similarly, if the Total Shareholder Return over any such performance period is greater than 20 or 27 percent, as applicable, at the end of the performance period, Mr. Molen will receive no greater amount than that stated above. The cash amount of a performance award earned shall be determined by linear interpolation if the Total Shareholder Return is greater than 10 or 15 percent, as applicable, but less than 20 or 27 percent, as applicable.

CONCLUSION

     Through the programs described above, a very significant portion of the Company's executive compensation is linked directly to individual and corporate performance and Common Stock price appreciation. In 1991, a record performance year for the Company, the majority of the Company's executive compensation resulted from these performance-based variable plans. In 1992, when corporate performance deteriorated, performance-based variable compensation was significantly reduced, and a significant portion of the performance-based variable compensation that was actually paid in

1992 related to performance over a three to five-year period. In 1993 and 1994, when corporate performance improved over 1992, again a significant portion of the performance-based variable compensation that was paid related to performance over the prior three to five-year period. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to Shareholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1)

       Jack D. Michaels, Boake A. Sells, Robin B. Smith, and Fred G. Wall
---------------

(1) Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph set forth on page 16 shall not be incorporated by reference into any such filings.

              CERTAIN RELATIONSHIPS AND OTHER RELATED TRANSACTIONS

     The Company, in the ordinary course of business, selected Columbus Circle Investors in 1991 as one of its four investment advisors for Company pension funds. Mr. Donald K. Miller, a Director of the Company, is a Director of PIMCO Advisors L.P., of which Columbus Circle Investors is a sub-partnership. Fees paid to Columbus Circle for services rendered in 1994 aggregated $91,326, which fees were generally competitive with those offered by other investment advisors providing similar services.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee for 1994 were Fred G. Wall (Chairman), Jack D. Michaels, Boake A. Sells and Robin B. Smith, none of whom is or was a current or former officer or employee of the Company or any of its subsidiaries. In addition, no Executive Officer of the Company serves as a Director or as a member of a Committee of any company of which members of the Company's Compensation Committee are executive officers.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION

     The following table shows, for the fiscal years ended December 31, 1992, 1993, and 1994, the cash compensation paid by the Company as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated Executive Officers, including Richard L. Molen, the current Chairman, President and Chief Executive Officer of the Company, in all capacities in which they served:


                           SUMMARY COMPENSATION TABLE
                                                                                  LONG-TERM COMPENSATION
                                                                           -------------------------------------
                                              ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                      ---------------------------------    -----------------------    ----------
                                                               OTHER                       NUMBER      PAYOUTS
                                                               ANNUAL      RESTRICTED       OF        ----------    ALL OTHER
           NAME AND                                           COMPENSA-      STOCK        OPTIONS/      LTIP        COMPENSA-
      PRINCIPAL POSITION      YEAR    SALARY(1)   BONUS(1)     TION(2)      AWARD(S)       SARS(3)    PAYOUTS(4)      TION(5)
----------------------------  ----    ---------   --------    ---------    ----------     --------    ----------     ---------
Richard L. Molen              1994    $387,762    $171,800     $1,550          $0          25,351       $    (4)      $94,507
  Chairman of the Board,      1993     341,076      99,275      2,486           0          16,767        85,192        90,516
  President and Chief         1992     292,747      49,375      1,002           0          17,499       179,060        61,296
  Executive Officer

Gary E. Morin(6)              1994     238,862      86,200      1,314           0          14,376            (4)        9,236
  Executive Vice President    1993     222,547      69,000      3,334           0           8,088        17,588         8,941
  and Chief Operating         1992     192,369      47,825     96,343           0           6,130        34,614         7,618
  Officer

W. Anthony Huffman            1994     149,685      44,850      2,376           0           8,996            (4)       49,408
  Vice President -            1993     143,500      27,575      2,188           0           3,575        13,517        45,597
  Corporate Affairs           1992     135,815      11,975      1,425           0           4,258        28,328        27,883

Thomas A. Frederick(6)        1994     131,117      60,000      3,286           0          10,379            (4)       14,145
  Vice President - Finance    1993     118,374      49,450      2,375           0           2,831             0         3,425
  and Chief Financial         1992      91,427       2,175      1,747           0           3,197             0         2,891
  Officer

Timothy G. Howard             1994     133,236      36,650        913           0           8,471            (4)       19,297
  Vice President -            1993     123,819      23,250        929           0           3,090        11,666        19,989
  Controller                  1992     116,777      11,125      1,433           0           3,672        24,481         7,344

---------------

(1) "Salary" and "Bonus" include amounts that would have been payable currently, but were deferred at an election of an Executive
    Officer, such as through the Company's 401(k) Savings Plan.

(2) The compensation listed represents the amounts reimbursed to the Named Executive Officers for the payment of taxes. No perquisites were provided or other personal benefits paid to a Named Executive Officer in 1994 which exceeded the lesser of $50,000 or ten percent of the total annual salary and bonus reported for such Named Executive Officer.

(3) These numbers represent options for shares of the Company's Common Stock granted pursuant to the Company's 1988 Stock Option
    Plan and Restricted Share Plan. See the next table labeled "Option Grants in Last Fiscal Year" for more detailed information on such options.

(4) Long Term Incentive Pay also consists of amounts to be paid to each of the Named Executive Officers under the Company's
    Long-Term Incentive Plan discussed later in this Proxy Statement under the table labeled "Long Term Incentive Plans."
    Awards for the three-year award cycle ended December 31, 1994, will be determined and paid in the second half of 1995 after the average return on equity of the Standard & Poor's 400 Industrials becomes available and will be disclosed in the subsequent fiscal year for the year in which earned.

(5) "All Other Compensation" includes (i) Company contributions to the Company's 401(k) Savings Plan in the amount of $3,079 each for Richard L. Molen, Gary E. Morin, W. Anthony Huffman, Thomas A. Frederick, and Timothy G. Howard to match 1994 pre-tax elective deferral contributions (included under "Salary" and "Bonus") made by each Named Executive Officer to such plan;
    (ii) amounts distributed of $65,000, $35,000, $6,000, and $11,000, under the Company's Capital Accumulation Plan to Richard L.
    Molen, W. Anthony Huffman, Thomas A. Frederick, and Timothy G. Howard, respectively, and accrued interest of $16,786, $7,784,
    $1,563, and $2,110 (being interest earned in excess of 120 percent of the applicable federal long term rate provided under
    Section 1274(d) of the Internal Revenue Code of 1986, as amended), by Richard L. Molen, W. Anthony Huffman, Thomas A.
    Frederick, and Timothy G. Howard on the Company's Capital Accumulation Plan (Richard L. Molen, W. Anthony Huffman, and
    Timothy G. Howard deferred salary in 1985 and 1986 and Thomas A. Frederick deferred salary in 1986 pursuant to such plan); and
    (iii) the principal amounts of $9,642, $6,157, $3,545, $3,503, and $3,108 credited by the Company for Richard L. Molen,
    Gary E. Morin, W. Anthony Huffman, Thomas A. Frederick, and Timothy G. Howard, respectively, pursuant to the Company's
    Special Deferred Compensation Agreements. Refer to "Employment Contracts and Termination of Employment and Change-in-Control
    Arrangements" later in this Proxy Statement for descriptions of such special deferred compensation agreements.

(6) Mr. Morin was President and General Manager of Washington Inventory Service, a wholly owned subsidiary of the Company, in 1991 prior to being named President of Huffy Bicycle Company, a division of the Company, in 1992. Mr. Morin was named Executive
    Vice President of the Company in 1993, and Executive Vice President and Chief Operating Officer of the Company in 1995.
    Mr. Frederick was elected Vice President - Finance and Chief Financial Officer in December, 1994. Prior to that, Mr. Frederick was President and General Manager of Huffy Service First, Inc., a wholly owned subsidiary of the Company.




STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's 1988 Stock Option Plan and Restricted Share Plan
("1988 Plan") to the Named Executive Officers for the year ended December 31,
1994, all of which are reflected in the Company's Summary Compensation Table:

                                                 OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                          ----------------------------------------------------------             POTENTIAL
                                             % OF                                             REALIZABLE VALUE
                            NUMBER          TOTAL                                            AT ASSUMED ANNUAL
                              OF           OPTIONS                                             RATES OF STOCK
                          SECURITIES      GRANTED TO      EXERCISE                           PRICE APPRECIATION
                          UNDERLYING      EMPLOYEES        OR BASE                           FOR OPTION TERM(3)
                           OPTIONS        IN FISCAL       PRICE PER      EXPIRATION      --------------------------
         NAME             GRANTED(1)         YEAR         SHARE(2)          DATE             5%             10%
-----------------------   ----------      ----------      ---------      -----------     ----------      ----------
Richard L. Molen.......     25,351           10.74%        $14.375        12/08/04        $ 229,182       $ 580,793
Gary E. Morin..........     14,376            6.09%         14.375        12/08/04          129,964         329,355
W. Anthony Huffman.....      8,996            3.81%         14.375        12/08/04           81,327         206,099
Thomas A. Frederick....     10,379            4.40%         14.375        12/08/04           93,830         237,783
Timothy G. Howard......      8,351            3.54%         14.375        12/08/04           75,496         191,322

---------------

(1) The options were granted pursuant to the Company's 1988 Plan which was approved by the Shareholders. All options granted under the 1988 Plan in 1994 are non-qualified stock options. No stock appreciation rights were granted and no restricted shares were awarded under the 1988 Plan in 1994.

(2) The Common Stock closing market price on date of grant, December 8, 1994, was $14.375. The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the date of delivery or by a combination of cash and Common Stock. The options become exercisable ratably over a three-year period beginning in 1997. Upon a change in control (as defined in the 1988 Plan), all options then outstanding become fully and immediately exercisable and the then outstanding option of an employee whose employment is terminated, except for cause, within three months of such change in control shall remain exercisable for three months from the date of such termination, but not after the expiration of the exercise period. Those employees who terminate employment due to disability or retirement may exercise non-qualified stock options after such termination of employment until the latter of (a) one year after the first exercise date for the last shares to become exercisable under the terms of the option grant, or (b) three years after the date of the employee's termination of employment. Under the 1988 Plan, upon the death of an employee or a retired or disabled former employee, all options under the 1988 Plan shall remain exercisable for six months following the date of death. Except as set forth above, upon termination of employment, all options terminate.

(3) Calculated on option terms of ten years beginning December 8, 1994, through December 8, 2004, with annual compounding. The dollar amounts under these columns are the result of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation of the Company's Common Stock. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.


OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named
Executive Officers concerning the exercise of options during the year ended
December 31, 1994, and unexercised options held as of December 31, 1994:

                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES
                                                                     NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                               NUMBER OF      VALUE REALIZED          OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS
                                SHARES       (MARKET PRICE AT            YEAR-END(1)               AT FISCAL YEAR-END(1)(2)
                               ACQUIRED       EXERCISE LESS      ----------------------------    ----------------------------
           NAME               ON EXERCISE    EXERCISE PRICE)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------------   -----------    ----------------    -----------    -------------    -----------    -------------
Richard L. Molen...........         0             $    0            95,794          75,793        $ 584,762        $50,317
Gary E. Morin..............         0                  0            13,416          33,310           45,353         19,109
W. Anthony Huffman.........         0                  0            23,473          20,793          139,461         14,286
Thomas A. Frederick........       985              8,551             3,094          17,532           22,942         10,613
Timothy G. Howard..........         0                  0            17,207          18,640           92,548         12,786

---------------

(1) The number of unexercised options includes options granted under the Company's 1984 Stock Option Plan ("1984 Plan") (after December, 1987, no further options or stock appreciation rights ("SARs") were granted under the 1984 Plan); and the 1988 Plan. No SARs were issued or outstanding as of December 31, 1994, under the 1984 Plan or 1988 Plan.

(2) The value of "in the money" options is calculated on a per share basis as the amount, by which the fair market value of a share of the underlying Common Stock represented by an option exceeds, as of December 31, 1994, the per share exercise price of the option.



LONG-TERM INCENTIVE PLANS

     The following table provides information concerning awards made to the Named Executive Officers during the last fiscal year under the Company's 1993
CEO Long-Term Performance Plan ("CEO Plan") and the Long-Term Incentive Plan
("LTIP"). Payments made under the LTIP for the year ended December 31, 1994, are reported in the Summary Compensation Table.

                                      LONG TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR
                                                                            ESTIMATED FUTURE PAYOUTS UNDER
                          NUMBER OF SHARES,         PERFORMANCE OR          NON-STOCK PRICE BASED PLAN(3)
                                UNITS             OTHER PERIOD UNTIL      ----------------------------------
         NAME              OR OTHER RIGHTS       MATURATION OR PAYOUT     THRESHOLD     TARGET      MAXIMUM
-----------------------   -----------------    ------------------------   ---------    ---------    --------
Richard L. Molen.......          (1)           5 years ending 12/31/98     $55,000     $ 110,000    $550,000
                                 (2)           3 years ending 12/31/96      82,137       212,028    615,072
Gary E. Morin..........          (2)           3 years ending 12/31/96      51,815       133,755    388,010
W. Anthony Huffman.....          (2)           3 years ending 12/31/96      10,407        26,809     77,738
Thomas A. Frederick....          (2)           3 years ending 12/31/96      11,618        29,929     86,786
Timothy G. Howard......          (2)           3 years ending 12/31/96      10,040        25,863     74,996

---------------

(1) Pursuant to the terms of the Company's CEO Plan, performance awards are paid in cash. In order for such awards to be earned, the Total Shareholder Return (as defined in the CEO Plan) on a Beginning Share Price (as defined in such plan) of $18.78 for the performance period must equal at least 15 percent for the threshold payment; 19 percent for the target payment; and 27 percent for the maximum payment. Additional discussion of the CEO Plan is contained under the heading "Employment Contracts and Termination of Employment and Changes-in-Control Arrangements" later in this Proxy Statement.

(2) Awards under the Company's LTIP are payable during the year following the end of a three-year award cycle. Under the LTIP, awards, if any, are made to Executive Officers based on the following criteria: 50 percent on the average return on equity performance of the Company over the award cycle as compared to a targeted average return on equity level established by the Compensation Committee of the Board of Directors and 50 percent based on the Company's average return on equity performance as compared to the Standard & Poor's 400 Industrials average return on equity over the same three-year period.

(3) The amounts calculated assume six percent annual base salary increases.


PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative total Shareholder return on its Common Stock with the Standard & Poor's 500 Composite Stock Index ("S&P 500") and the Standard &
Poor's Composite Leisure Time Index ("Leisure Index") for the five-year period ended December 31, 1994:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 HUFFY CORPORATION, S&P 500 AND LEISURE INDEX*

      MEASUREMENT PERIOD                                          LEISURE IN-
    (FISCAL YEAR COVERED)            HUFFY          S&P 500           DEX
1989                                       100             100             100
1990                                        85              98              53
1991                                       180             125              75
1992                                       140             140              97
1993                                       155             149             104
1994                                       135             150             101

* Assumes $100 invested on December 31, 1989 in Company Common Stock, the S&P 500 and the Leisure Index and the reinvestment of dividends.



PENSION PLAN TABLE

     The Company's Salaried Employees' Retirement Plan (the "Retirement Plan")
is a defined benefit pension plan which provides benefits to salaried employees not otherwise covered under another pension plan of the Company. The following table shows the estimated annual benefits (assuming payments made on the normal life annuity with 12 months certain) payable upon retirement at age 65 to an employee in specified compensation and years of service classifications.(1)
                                        YEARS OF SERVICE
                -----------------------------------------------------------------
COMPENSATION       15            20            25            30            35
-----------     ---------     ---------     ---------     ---------     ---------
$   100,000     $  21,403        27,704        34,005        40,306        40,306
    250,000        55,153        72,704        90,255       107,806       107,806
    500,000       111,403       147,704       184,005       220,306       220,306
    750,000       167,653       222,704       277,755       332,806       332,806
  1,000,000       223,903       297,704       371,505       445,306       445,306
  1,250,000       280,153       372,704       465,255       557,806       557,806

---------------

(1) The Internal Revenue Code of 1986, as amended (the "Code"), places certain limitations on the annual pension benefits which can be paid from the Retirement Plan. Such limitations are not reflected in the table. This table reflects the total aggregate benefits payable annually upon retirement under both the Retirement Plan and the Company's Supplemental/Excess Benefit Plan (the "Benefit Plan"), which is discussed below. The Benefit Plan requires an offset of one-half of the Social Security primary insurance amount ("PIA"), and such amount has been deducted from the figures in the table. The PIA amount used in developing the above figures is $14,388. Thus, the offset is $7,194 for a person with 30 or more years of service.


     Monthly benefits upon normal retirement (age 65) are the sum of (i) 0.9 percent of final average monthly compensation (as defined under the Retirement Plan to include salary, incentive compensation, commissions and overtime pay and based upon the highest three consecutive years in the last ten) up to the monthly Social Security Covered Compensation Amount, plus 1.3 percent of the amount by which final average monthly compensation exceeds the monthly Social Security Covered Compensation Amount, times years of service (to a maximum of 30 years) and (ii) .075 percent of final average monthly compensation (to a maximum of $4,166.67) times years of service (to a maximum of 20 years). Additional provisions for early retirement are included. Mr. Molen has 26 years of credited service, Mr. Morin has 5 years of credited service, Mr. Huffman has 20 years of credited service, Mr. Frederick has 8 years of credited service, and Mr. Howard has 21 years of credited service. The 1994 compensation covered under the Retirement Plan and Benefit Plan for each of the Named Executive Officers does not differ by more than 10 percent from that set forth in the Summary Compensation Table.

     The Company has established the Benefit Plan which provides additional benefits to participants in the Retirement Plan whose benefits are reduced by limitations imposed under Sections 415 and 401(a)(17) of the Code and Section 2004 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Under the Benefit Plan, Executive Officers and certain key employees will receive at the same time and in the same form as benefits paid under the Retirement Plan, additional benefits in a monthly amount which, when added to the benefits paid to the participant under the Retirement Plan, will equal the benefit amount such participant would have earned but for the limitations imposed by the Code and ERISA to the extent such limitations apply, and the amount by which the sum of 45 percent of final average monthly compensation (as defined under the Benefit Plan to include salary and bonus and based upon the highest three years in the last ten) less 50 percent of the monthly PIA payable under Social Security, with the difference prorated for less than 30 years of service, plus $2,500 per year, exceeds benefits payable only under the Retirement Plan. The Benefit Plan also provides that Executive Officers and certain key employees will be provided benefits beginning at age 58, in an amount equal to such participants' then accrued benefits without actuarial reduction for early commencement in the event of (i) a "change-in-control" of the Company, as defined in the Benefit Plan, and (ii) subsequent termination of employment. Except as noted in the preceding sentence, benefits under the Benefit Plan will be reduced to an actuarial equivalent to reflect early distribution in the same manner as benefits under the Retirement Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     There are no employment contracts between the Company and any Executive Officers of the Company.

     The Named Executive Officers and certain other key employees of the Company each have a Special Deferred Compensation Agreement pursuant to which on each January 1 the Company credits to an account for such employee an amount equal to two percent of the aggregate of the base salary paid in the preceding calendar year and bonus paid or credited to such employee under the Profit Sharing Bonus Plan for preceding calendar year results. The aggregate amount in such account is to be paid to the employee, subject to certain forfeitures, following termination of employment. Such amounts for calendar year 1994 have been included in the Summary Compensation Table.

     Named Executive Officers, except for Gary E. Morin, have deferred compensation and receive benefits under the Company's Capital Accumulation Plan (the "Capital Accumulation Plan") adopted in 1985. No current compensation is being deferred by Executive Officers under the Capital Accumulation Plan at the present time. Based upon the amount of such compensation deferred in 1985 and 1986, the Company has agreed to pay certain annual amounts (i) on the first day of each of the eighth through eleventh years following the deferral to each such participant and (ii) generally beginning at age 65 or upon retirement, whichever occurs later, to each such participant or to designated beneficiaries upon such participant's death after retirement, until such participant reaches (or would have reached) age 80. These annual amortized amounts will be calculated on the basis of attributing from 19 to 24 percent per annum interest to the deferrals, with each payment under clause (i) above equalling the amount of the original deferral. A lump sum benefit equal to any remaining balance of deferred amounts, with annual interest at the rate noted below, will be paid in lieu of any annual benefits if (i) a participant terminates employment with the Company other than by death or disability prior to retirement (10 percent interest) or the Company terminates the participant's employment for certain reasons other than cause or competing with the Company (20 percent interest); (ii) a participant dies prior to retirement (20 percent interest); or (iii) the Capital Accumulation Plan is terminated by the Company because a change in federal or state laws, or judicial or administrative interpretation thereof, has materially affected its cost to the Company (20 percent interest). The Company will make supplemental pension payments to persons participating in the Capital Accumulation Plan to the extent pension benefits are reduced due to participation in such plan. Distributions made and interest accrued in excess of 120 percent of the applicable federal long term interest rate provided under Section 1274(d) of the Code for the benefit of the Named Executive Officers has been included in the Summary Compensation Table.

     Richard L. Molen, Gary E. Morin and Thomas A. Frederick have each entered into a severance agreement with the Company pursuant to which the Company has agreed to provide an irrevocable letter of credit from a commercial bank (or to fund an escrow account if such letter of credit cannot be promptly issued) in the event a change-in-control (as defined in the agreements) of the Company is threatened. The letter of credit is to be for an amount equal to three times the sum of each such person's current annual salary, bonus award for the most recently completed fiscal year, and Long-Term Incentive Compensation Plan award for the most recently completed period, plus two times the Company's cost of current benefits for three years (unless the Company agrees to provide the same) and a gross up amount for applicable excise taxes, if any. If the employment of said person terminates, for any reason other than disability, retirement or death, within two years after a change-in-control of the Company occurs, the person or the person's beneficiaries shall be entitled to the above described amount in a lump sum payment. If proper demand for such payment is not made within two years from the date of the change-in-control event, the Company may terminate the letter of credit or withdraw the funds in the escrow account. If such person's employment is terminated prior to the occurrence of a change-in-control of the Company, payment under the severance agreement is forfeited.

     W. Anthony Huffman and Timothy G. Howard have entered into a severance agreement with the Company which would require the Company to immediately fund an escrow account for each of them in the event a change-in-control (as defined in the agreement) of the Company is threatened. In such event, the Company must deposit into such account for the benefit of such employee an amount equal to two times the sum of his current annual salary, bonus award for the most recently completed year, and the Long-Term Incentive Compensation Plan payment awarded, or to be awarded, on the January 1 nearest to the date of the occurrence requiring the escrow deposit. If such employee's employment terminates, for any reason other than disability, retirement, or death, within two years after a change-in-control of the Company occurs, then such employee shall be entitled to benefit payments from such escrow in the aggregate amount described above. Payment of such escrow fund amount shall be made in 24 monthly installments. The escrow account shall terminate and all funds therein shall be returned to the Company two years following deposit of said funds in the escrow account if proper demand for said funds is not made by such employee under the terms of the severance agreement. If such employee's employment is terminated prior to the occurrence of a change-in-control of the Company, escrow payments are forfeited.

     Mr. Molen receives benefits under a Restricted Stock Unit Program (the "COO Program") dated January 1, 1987, whereby he received grants of 11,250 restricted units (adjusted to reflect subsequent stock splits) on January 1, 1987, 1988, 1989, 1990, and 1991. A restricted unit is equivalent when earned to a share of the Company's Common Stock valued at fair market value (as defined in the COO Program). The restricted units will fully vest on January 1, 1997, 1998, 1999, 2000, and 2001, respectively, subject to (i) earlier vesting due to, among other things, a change-in-control of the Company (as described in the COO Program), and (ii) forfeiture due to, among other things, termination for cause. Upon grant, the restricted units will accumulate additional restricted units equal to dividends paid on the Company's Common Stock. Once vested, the then actual value of each restricted unit will be paid in cash. The COO Program requires Mr. Molen not to compete with the Company for a period of five years following termination of his employment.

     Mr. Molen also receives benefits under the 1993 CEO Long-Term Performance Plan ("CEO Plan"), effective January 1, 1993. Under the CEO Plan, performance awards have been established by the Company whereby Mr. Molen may earn a cash payment if, and only if, the Company achieves the requisite Total Shareholder Return (as defined in the CEO Plan to include the annual rate of growth of the Common Stock and the dividends paid on such stock) on a Beginning Share Price (as defined in the CEO Plan) during the applicable performance period. Five performance periods were established, three of which began January 1, 1993, and end December 31, 1995, 1996, and 1997, respectively. The fourth and fifth performance periods began January 1, 1994, and 1995, respectively, and end December 31, 1998, and 1999, respectively. For the performance periods beginning January 1, 1993, the Beginning Share Price is $16.25. If the Total Shareholder Return for any performance period beginning January 1, 1993, is 15 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $30,000 for the performance period ending December 31, 1995; $40,000 for the performance period ending December 31, 1996; or $50,000 for the performance period ending December 31, 1997. If the Total Shareholder Return for any such performance period is 19 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $60,000 for the performance period ending December 31, 1995; $80,000 for the performance period ending December 31, 1996; or $100,000 for the performance period ending December 31, 1997. If the Total Shareholder Return for any such performance period is 27 percent at the end of the performance period, Mr. Molen will receive a performance award, in cash, in the amount of $300,000 for the performance period ending December 31, 1995; $400,000 for the performance period ending December 31, 1996; or $500,000 for the performance period ending December 31, 1997. For the performance period beginning January 1, 1994, and ending December 31, 1998, the Beginning Share Price is $18.78; the threshold, target and maximum performance awards, based on a Total Shareholder Return of 15, 19 and 27 percent, respectively, for such period are $55,000, $110,000 and $550,000, respectively. For the performance period beginning January 1, 1995, and ending December 31, 1999, the Beginning Share Price is $14.78. If the Total Shareholder Return for the performance period beginning January 1, 1995 and ending December 31, 1999, is 10 percent, 13 percent or 20 percent at the end of such performance period, Mr. Molen will receive either a threshold, target or maximum performance award, in cash, in the amount of $67,500, $135,000 or $675,000, respectively. If the Total Shareholder Return over any such performance period is less than 10 or 15 percent, as applicable, at the end of the performance period, Mr. Molen will earn no performance award. Similarly, if the Total Shareholder Return over any such performance period is greater than 20 or 27 percent, as applicable, at the end of the performance period, Mr. Molen will receive no greater amount than that stated above. The cash amount of a performance award earned shall be determined by linear interpolation if the Total Shareholder Return is greater than 10 or 15 percent, as applicable, but less than 20 or 27 percent, as applicable.

     The Compensation Committee of the Board of Directors administers the CEO Plan. In the event Mr. Molen ceases to be employed by the Company for any reason other than death, permanent disability or change of control (as defined in the CEO Plan) prior to completion of a performance period, the performance award will be forfeited, and no payment with respect thereto shall be made to Mr. Molen unless determined otherwise by the Compensation Committee. In the event of
(a) death or permanent disability, or (b) a change of control, subsequent to which Mr. Molen's employment is terminated, Mr. Molen, or his estate, as the case may be, will be entitled to receive payment with respect to the performance award(s) for the performance period(s) ending the last day of the calendar year in which the death, disability or change of control occurs.

     Generally, a "change-of-control" or "change-in-control", with respect to the above-referenced plans and agreements, is the acquisition by another person or persons other than directly from the Company of more than 20 percent of the Company's outstanding shares of Common Stock; a merger, consolidation or other combination of the Company with one or more corporations as a result of which more than 49 percent of the voting stock of the merged, consolidated or combined corporation is held by former shareholders of the corporations other than the Company; a tender offer for, or a request for invitations for the tender of, shares of Common Stock of the Company by any person; or the election to the Board of Directors of the Company by the shareholders of two or more persons not nominated as candidates for the Board of Directors in proxy statements furnished during such period on behalf of the Board of Directors of the Company.

              PROPOSAL TO ADOPT AMENDED ARTICLES OF INCORPORATION

     On December 9, 1994, the Board of Directors unanimously approved for submission to the shareholders a proposal to adopt Amended Articles of Incorporation as set forth in Appendix A to this Proxy Statement. There are a number of minor changes being recommended to the Amended Articles. The proposed changes as well as past amendments to the Amended Articles of Incorporation are consolidated in Appendix A to provide a comprehen-sive understanding of the text of the proposed new Amended Articles. The resolution which will be introduced seeking approval of this proposal by the Shareholders is as follows:

          RESOLVED, that the Amended Articles of Incorporation of Huffy Corporation set forth in Appendix A to the Proxy Statement for this meeting are hereby adopted to supersede the existing Amended Articles of Incorporation, and the Board of Directors and appropriate Officers of the Company are authorized and directed to make such Amended Articles effective by filing the appropriate documents with the Ohio Secretary of State.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT AMENDED ARTICLES OF INCORPORATION.

     The actual wording of the changes for the Amended Articles if adopted is set forth in Appendix A hereto, with the language to be changed or added indicated by underlining to distinguish it from current provisions and with existing language to be deleted lined out.

     Adoption of this proposal would accomplish three changes in the Company's present Amended Articles. First, Article THIRD would be amended to delete the current purposes of the Corporation and to insert in its place the more generally accepted language that the purpose of the Company would be to engage in any lawful act or activity for which corporations may be formed in Ohio. Ohio law has allowed this general "all-purpose" clause since 1970. With the inclusion of this type of purpose clause, any lawful act or activity of the Company will be within its corporate purposes. This change is not proposed because a new area of business is currently being contemplated. However, the proposed "all-purpose" clause would permit the Company's business to expand into promising new areas without the delay and possible competitive detriment involved in seeking Shareholder approval to broaden the Company's purposes by adding additional specific purposes.

     The second change accomplished by the adoption of the Amended Articles is to relocate the Company's power to repurchase its shares of Common Stock from the existing purpose clause contained in Article THIRD to the terms and conditions of the Common Stock contained in current Section 5(f) (to be renumbered Section 4(f)) to Article FOURTH. Under Ohio law a corporation's ability to repurchase its own shares is very limited, unless it is expressly authorized to do so by its articles. The Company's present power to purchase shares of its own capital stock is contained in Article THIRD. In addition, Article FOURTH, Section 2(j) contains this same power to purchase, but it is limited to shares of its Preferred Stock. Since the general power to repurchase Preferred Stock is already contained in the Articles, the proposed change has been limited to the Company's Common Stock.

     The third change effected by the adoption of the Amended Articles is to eliminate Article FOURTH, Section 3 which contains the express terms of the 50,000 shares of Series A Preferred Stock which are no longer issued or outstanding. The Series A shares were completely redeemed by September 24, 1984, and there is no longer any legal or business reason to continue to state the express terms of these shares in the Amended Articles.

     In addition to these three changes, the Company's correct address has been inserted into Article SECOND. Changes have been made to Section 2 and to Section 5(c) (to be renumbered Section 4(c)) of Article FOURTH to render the Amended Articles gender neutral. Article SIXTH contains the statement required by Ohio law that the proposed Amended Articles would supersede the current Amended Articles of Incorporation, as amended.

     ADOPTION OF THE PROPOSED RESOLUTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS THE SHAREHOLDER OTHERWISE INSTRUCTS. ABSTENTIONS AND SHARES NOT VOTED BY BROKERS AND OTHER ENTITIES HOLDING SHARES ON BEHALF OF BENEFICIAL OWNERS WILL HAVE THE SAME EFFECT AS VOTES CAST AGAINST THE RESOLUTION.

                 PROPOSAL TO ADOPT AMENDED CODE OF REGULATIONS

     On December 9, 1994, the Board of Directors unanimously approved a proposal to amend the Company's Code of Regulations, in the form set forth in Appendix B, and directed that the following resolution be submitted to the Shareholders for their approval:

          RESOLVED, that the amended Code of Regulations of Huffy Corporation set forth in Appendix B to the Proxy Statement for this meeting is hereby adopted to supersede the existing Code of Regulations in its entirety.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT AN AMENDED CODE OF REGULATIONS.

     The proposed changes to the Code of Regulations are set forth in Appendix B hereto, with the language to be changed or added indicated by underlining and with existing language to be deleted lined out.

     Adoption of this proposal would accomplish six changes. First, the Code would be rendered gender neutral throughout. Second, two minor technical changes are proposed -- a deletion to the reference in Article I, Section G(1) to the consent of a proposed director nominee to being named in the Proxy Statement, since this is inappropriate in the context of the paragraph, and a change in
Article II, Section D(2) from the word "telegraphed" to "faxed".

     The third change recommended is an addition to Article II, Section C(1) of one sentence with regard to the election of a classified board of directors. Ohio law allows the Code of Regulations to provide for the classification of directors into three different classes, each serving a three-year term. The terms of each class need not be uniform. Ohio law does not mandate that any specific language be used in the Code of Regulations to provide for a classified board of directors and the Company has elected a classified board for many years based on the current language in Article II, Section C of its Regulations. The addition of the one sentence proposed for Section C(1) merely clarifies what Ohio law permits.

     The fourth change is to increase the maximum number of directors from thirteen to fourteen. Current Article II, Section B requires not less than nine nor more than thirteen directors. The Board of Directors has proposed to increase the maximum number by one to fourteen. The Board of Directors believes it is in the best interests of the Company and the Shareholders that well qualified persons be selected for service on the Board of Directors. Therefore, it is necessary that there be appropriate positions available so that candidates can be elected to the Board of Directors when identified.

     The fifth change in Article II, Section F expressly states that "an Executive Committee" may be appointed by the Board of Directors together with "other" committees of Directors. The proposed change is designed to make clear that an Executive Committee is expressly contemplated in this paragraph since Ohio law requires that the authority to appoint an Executive Committee must be granted in the Regulations. Although this authority is implied by the current language, the addition removes any ambiguity. In addition, the language proposed to be deleted from Section F(3) is considered to be an unnecessary limitation on the authority of the Executive Committee and inconsistent with the role of the Committee.

     The sixth and last change proposed is to insert the Company's current fiscal year, which is the calendar year, in Article II, Section H.

     ADOPTION OF THE PROPOSED RESOLUTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS THE SHAREHOLDER OTHERWISE INSTRUCTS. ABSTENTIONS AND SHARES NOT VOTED BY BROKERS AND OTHER ENTITIES HOLDING SHARES ON BEHALF OF BENEFICIAL OWNERS WILL HAVE THE SAME EFFECT AS VOTES CAST AGAINST THE RESOLUTION.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of KPMG Peat Marwick as independent public accountants for the Company for calendar year 1995, subject to ratification by the Shareholders. The firm of KPMG Peat Marwick has served as independent public accountants for the Company since 1962. The Board of Directors recommends ratification of this appointment. One or more members of KPMG Peat Marwick will attend the Annual Meeting with an opportunity to make a statement if they desire to do so and to respond to such appropriate questions as may be asked by Shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING. ABSTENTIONS AND SHARES NOT VOTED BY BROKERS AND OTHER ENTITIES HOLDING SHARES ON BEHALF OF BENEFICIAL OWNERS WILL HAVE THE SAME EFFECT AS VOTES CAST AGAINST THE RESOLUTION, PROVIDED SUCH SHARES ARE PROPERLY PRESENT AT THE MEETING IN PERSON OR BY PROXY.

                             SHAREHOLDER PROPOSALS

     Proposals of Shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company by November 10, 1995, for inclusion in the Company's Proxy Statement and proxy relating to the 1996 Annual Meeting of Shareholders.

                                 OTHER MATTERS

     The Board of Directors does not intend to present to the meeting any matters other than those hereinbefore mentioned. It does not know of anything that will be presented by other parties. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote thereon according to their discretion and best judgment.

                                            By order of the Board of Directors

                                            /s/ Nancy A. Michaud
                                            -----------------------------------
                                            Nancy A. Michaud
                                            Secretary

Dayton, Ohio
March 14, 1995

                                                                      APPENDIX A

                       AMENDED ARTICLES OF INCORPORATION

                                       OF

                               HUFFY CORPORATION

FIRST:  The name of the corporation is HUFFY CORPORATION.


SECOND: The principal office of the corporation in Ohio is located at [7701] {225} Byers Road, Miamisburg, Ohio 45342.


THIRD: The [purposes] {purpose} of the corporation {is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code} [are as follows: To manufacture, process, sell, assign and transfer, exchange or otherwise dispose of bicycles, lawn mowers, gasoline service station equipment, lawn sweepers and accessories and attachments thereto; to manufacture, process, purchase or otherwise acquire, sell, assign and transfer, exchange or otherwise dispose of and to invest, trade, deal in or deal with, goods, wares and merchandise and personal property of every class and description, to purchase, acquire, hold, mortgage, pledge, hypothecate, loan money upon, exchange, sell and otherwise deal in, personal property and real property of every kind, character and description whatsoever and wheresoever situated, and any interest therein; to purchase, hold, sell and transfer shares of its own capital stock from time to time to such an extent and in such manner and upon such terms as the Board of Directors may determine, and to use the funds of the corporation for such purpose, provided that the corporation shall not use any of its funds or property for the purchase of its own capital stock when there is reasonable ground for believing that the corporation is unable, or by such purchase, may be rendered unable, to satisfy its obligations and liabilities; and provided further, that shares of its own capital stock belonging to the corporation shall not be voted directly or indirectly by it].


FOURTH:  SECTION 1.  NUMBER, CLASSES AND DESIGNATION OF SHARES.

     The corporation shall have authority to issue Cumulative Preferred Stock, with a par value of $1.00 ("Preferred Stock") and Common Stock, with a par value of $1.00 ("Common Stock") as follows:

          (a) The maximum number of shares of Preferred Stock which the corporation is authorized to issue is 1,000,000 shares.

          (b) The maximum number of shares of Common Stock which the corporation is authorized to issue is 60,000,000 shares.

SECTION 2.  TERMS AND PROVISIONS OF PREFERRED STOCK.

     The express terms of Preferred Stock are as follows:

          (a) The Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars that may be fixed and determined by the Board of Directors as hereinafter provided, and each share of each series shall be identical in all respects with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of clauses
     (b) to (1), inclusive, of this Section, which provisions shall apply to all Preferred Stock, the Board of Directors is hereby empowered to cause the Preferred Stock to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix and determine:

               i) the designation of the series, which may be by distinguishing number, letter or title;

               ii) the number of shares of the series, which (except as otherwise provided by the Board of Directors in creating the series) may be increased or decreased (but not below the num-


                                        1

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

          ber of shares thereof outstanding) by like action of the Board of Directors;

               iii) the annual dividend rate of the series;

               iv) the dates on which dividends, if declared, shall be payable, and the dates from which such dividends shall be cumulative;

               v) the redemption rights and price or prices, if any, for shares of the series;

               vi) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

               vii) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

               viii) whether the shares of the series shall be convertible into Common Stock or other securities and, if so, the conversion price or prices and the adjustments thereof, if any, and all other terms and conditions upon which such conversion may be made;

               ix) restrictions (in addition to those set forth in this Section) on the issuance of shares of the same series or of any other class or series;

               x) voting rights which may be full, limited or denied, except as otherwise required by law or the provisions of this Section 2.

     The Board of Directors is authorized to adopt from time to time amendments to the Amended Articles of Incorporation of the corporation fixing and determining with respect to each such series the matters specified in subclauses (i) to (x), inclusive, of this clause (a).

          (b) The holders of Preferred Stock of each series shall be entitled to receive, and the corporation shall be bound to pay thereon, but only as and when declared by the Board of Directors, out of funds legally available for the payment thereof, cumulative cash dividends at the annual rate fixed by the Board of Directors for such series as herein authorized, and no more, payable quarterly on the dates fixed by the Board of Directors for such series as herein authorized. Such dividends shall be cumulative and shall be deemed to accrue from day to day regardless of whether or not the corporation shall have funds legally available for the payment of such dividends. Such dividends shall be cumulative and shall commence to accrue on each share of each particular series:

               i) from such date, if any, as may be fixed for such series by the Board of Directors as herein authorized; or

               ii) if no such date is fixed and if such share was issued in the period following a dividend record date fixed for the series of which it is a part and up to and including the dividend payment date for which such record was taken, then from such last mentioned date; or

               iii) otherwise from the dividend payment date next preceding the date of issue of such share, or if such share was issued on a dividend payment date, from such last mentioned date.

     Dividends may not be paid on the Preferred Stock of any one series for any dividend period unless dividends have been paid, or declared and set apart for payment, on the Preferred Stock of all series for all dividend periods terminating on the same or an earlier date.

     In no event, so long as any Preferred Stock remains outstanding, shall any dividend, except a dividend payable in Common Stock or other shares ranking junior to the Preferred Stock, be declared or paid upon, nor shall any distribution be made or ordered except as aforesaid in respect of, the Common Stock or any other shares ranking junior to the Preferred Stock, nor shall any moneys be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of shares of Common Stock or of any other shares ranking junior to the Preferred Stock, unless (i) all dividends on the Preferred Stock of all series for all past quar-terly dividend periods shall have been paid and the full dividend on all outstanding shares of Preferred Stock of all series for the then quarterly dividend period shall have been paid or declared and set apart for payment, and (ii) the corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for sinking funds, if any, for the Preferred Stock of all series for the then current year, and all defaults, if any, in complying with any such sinking fund requirement in respect of previous years shall have been made good.

          (c) The corporation, at the option of the Board of Directors, may at any time redeem the whole, or from time to time may redeem any part, of the Preferred Stock or any series (one or more) thereof at such time or times, or within such periods, as may be fixed by the Board of Directors for the particular series as herein authorized, by paying therefor in cash the amount fixed by the Board of Directors for such series as herein authorized, such sum being hereinafter in this clause (c) referred to as the "redemption price"; provided, however, that less than all of the Preferred Stock may be redeemed only after full cumulative dividends upon the Preferred Stock then outstanding shall have been paid for all past quarterly dividend periods and after or concurrently with making payment of, or declaring or setting apart for payment, the full dividend on all outstanding shares of Preferred Stock for the then current quarterly dividend period. If less than all of the outstanding shares of Preferred Stock are to be called for redemption, redemption may be made of the whole or any part of the outstanding shares of any one or more series thereof, in the discretion of the Board of Directors, and if less than all of the outstanding shares of any series of the Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be selected by whichever of the following methods the Board of Directors shall choose: by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. Not more than sixty (60) days and not less than thirty (30) days prior to the redemption date, notice of the proposed redemption shall be mailed to the holders of record of the Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at his {or her} last known post office address shown on the records of the corporation, and the time of mailing such notice shall be deemed to be the time of the giving thereof. On or after the date of redemption stated in such notice (sometimes referred to in this clause (c) as the "redemption date"), each holder of Preferred Stock called for redemption shall surrender his {or her} certificates for such stock to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been given as aforesaid, and if on or before the redemption date funds necessary for the redemption shall have been set aside so as to be and continue available therefor, then, notwithstanding that the certificates representing any shares of Preferred Stock so called for redemption shall not have been surrendered, the dividends thereon shall cease to accrue after the redemption date, and all rights with respect to the shares so called for redemption shall forthwith after such redemption date cease and determine, except only the right of the holders to receive the redemption price without interest. If such notice of redemption of all or any part of the Preferred Stock shall have been mailed as aforesaid and the corporation shall thereafter deposit money for the payment of the redemption price pursuant thereto with any bank or trust company (referred to in this clause (c) as the "depository") in the Borough of Manhattan, City and State of New York, having a combined capital and surplus of not less than $5,000,000, selected by the Board of Directors for that purpose, to be applied to such redemption, then from and after the making of such deposit, such shares shall not be deemed to be outstanding for any purpose, and the rights of the holders thereof shall be

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
     limited to the right to receive payment of the redemption price
     (without interest but including accrued dividends to the redemption date) from the depository upon endorsement, if required, and surrender of the certificates thereof, provided, however, that no then existing right of conversion, if any, with respect to such shares shall be impaired by such deposit until the redemption date. Any moneys so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the date of deposit shall be returned to the corporation forthwith. The corporation shall be entitled to receive, from time to time, from the depository the interest, if any, allowed on such moneys deposited with it, and the holders of any shares so redeemed shall have no claim to any such interest. Any moneys so deposited and remaining unclaimed at the end of six (6) years from the redemption date shall, if thereafter requested by resolution of the Board of Directors, be repaid to the corporation, and in the event of such repayment to the corporation, such holders of record of the shares so called for redemption as shall not have made claim against such moneys prior to such repayment to the corporation shall be deemed to be unsecured creditors of the corporation for an amount equivalent to the amount deposited as above stated for the redemption of such shares and so repaid to the corporation, but shall in no event be entitled to any interest.

     Subject to the provisions hereof, the Board of Directors shall have authority to prescribe from time to time the manner in which Preferred Stock shall be redeemed.

     Nothing herein contained shall limit any legal right of the corporation to purchase any shares of the Preferred Stock; provided, however, that, except in accordance with an offer (which may vary with respect to shares of different series) made to all holders of Preferred Stock, the corporation shall not purchase or otherwise acquire for a consideration (or permit any subsidiary to purchase or otherwise acquire for a consideration) any shares of the Preferred Stock unless full dividends shall have been paid or declared and set apart for payment on the Preferred Stock for all past quarterly dividend periods.

     Shares of Preferred Stock of any particular series may also be subject to redemption through operation of any sinking fund created therefor, at the prices and upon the terms and provisions fixed for such sinking fund by the Board of Directors as herein authorized.

          (d) Upon any liquidation, dissolution or winding up of the corporation, the holders of Preferred Stock of each series shall be entitled, before any distribution shall be made to the holders of Common Stock or of any other class of stock junior to the Preferred Stock, to be paid the full preferential amount or amounts fixed by the Board of Directors for such series as herein authorized, but the holders of Preferred Stock shall not be entitled to any further payment. If, upon such liquidation, dissolution or winding up of the corporation, the net assets of the corporation shall be insufficient to permit the payment to the holders of all outstanding shares of Preferred Stock of all series of the full preferential amounts to which they are respectively entitled, then the entire net assets of the corporation shall be distributed ratably in respect of all outstanding shares of Preferred Stock in proportion to the full preferential amount to which each such share is entitled.

          (e) The holders of Preferred Stock shall, except as otherwise provided by law or by the provisions of this Section, have only such voting rights as shall be fixed and determined by the Board of Directors pursuant to clause (a) of this Section 2, provided, however, that if dividends on the Preferred Stock shall be in arrears in an amount equal to 150% of the annual dividends thereon, the holders of the Preferred Stock shall have the special right, voting as a class, to elect two additional directors to the Board of Directors. Whenever the special voting right of the holders of Preferred Stock shall have vested, such special right may be exercised at any annual meeting of shareholders held for the purpose of electing directors. The special right of the holders of Preferred Stock, voting as a class, to elect two additional directors as provided herein, shall continue until such times as all dividends accumulated on the Preferred Stock shall have been paid in full, at which time the right of the holders of Preferred Stock to exercise such special voting right shall terminate, subject to revesting in the event of each and every subsequent arrearage in dividends as described above. The Board of Directors shall have the right to fix a record date for the determination of the holders of Preferred Stock entitled to notice of and vote at any annual meeting when, and during the period, that special voting rights shall have vested. Upon any termination of the special voting right of the holders of Preferred Stock provided herein, the term of the two additional directors elected by the holders of the Preferred Stock, voting as a class, shall terminate at the next succeeding annual meeting of shareholders held for the purpose of electing directors.

          (f) So long as any Preferred Stock remains outstanding, the corporation shall not, without the affirmative vote at a meeting (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least 66 2/3% of the then outstanding shares of Preferred
     Stock:

               i) authorize or create, or increase the authorized amount of, any additional class of stock ranking prior to the Preferred Stock; or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible into or evidencing the right to purchase any class of stock ranking prior to the Preferred Stock; or

               ii) amend, alter or repeal any of the provisions of the Amended Articles of Incorporation, as the same may at any time be amended by the Board of Directors as authorized in clause (a) of this Section, or otherwise, or of the Code of Regulations of the corporation, so as adversely to affect the rights, preferences or powers of the holders of Preferred Stock; provided, however, that if any such amendment, alteration or repeal would adversely affect the rights, preferences or powers of outstanding shares of Preferred Stock of any particular series without correspondingly affecting the rights, preferences or powers of the outstanding shares of all series, then like vote or consent by the holders of at least 66 2/3% of the Preferred Stock of that particular series at the time outstanding shall also be necessary for effecting or validating any such amendment, alteration or repeal; or

               iii) merge or consolidate with or into any other corporation or corporations, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock either authorized or outstanding ranking prior to the Preferred Stock except the same number of shares of stock with the same rights, preferences and powers as the stock of the corporation authorized and outstanding immediately preceding such merger or consolidation, and unless each holder of Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights, preferences and powers, of such resulting corporation; provided, however, that no vote of the holders of outstanding shares of Preferred Stock shall be required for the merger or consolidation of the corporation on a basis which provides for the payment, or deposit with a bank or trust company (which shall meet the requirements specified for a "depository" in clause (c) of this Section) of funds sufficient for the payment (not later than the effective date of such merger or consolidation) to the holders of such outstanding Preferred Stock of an amount equal to the amount which would have been payable to the holders of such shares if there had been a liquidation, dissolution or winding up of the corporation as of said date.

          (g) So long as any Preferred Stock remains outstanding, the corporation shall not, without the affirmative vote at a meeting
     (the notice of which shall state the general character of the matters to be submitted thereat), or the written consent with or without a meeting, of the holders of at least a majority of the then outstanding shares of Preferred Stock:

               i) increase the authorized amount of Preferred Stock; or authorize or create, or increase the authorized amount of, any additional class of stock ranking on a parity with the Preferred Stock; or authorize or create, or increase the authorized amount of, any class of stock or obligations convertible into or evidencing the right to purchase any class of stock ranking on a parity with the Preferred Stock; or

               ii) sell, lease or convey (which terms shall not be deemed to include mortgage) all or substantially all, of its property or business; or voluntarily liquidate, dissolve or wind up its business; provided, however, that no vote of the holders of outstanding shares of Preferred Stock shall be required for the sale, lease or conveyance of all, or substantially all, of the property or business of the corporation on a basis which provides for the payment, or deposit with a bank or trust company (which shall meet the requirements specified for a "depository" in clause (c) of this Section) of funds sufficient for the payment (not later than the effective date of such sale, lease or conveyance) to the holders of such outstanding Preferred Stock of an amount equal to the amount which would have been payable to the holders of such shares if there had been a liquidation, dissolution or winding up of the corporation as of said date.

          (h) All shares of Preferred Stock redeemed at the option of the corporation or pursuant to any sinking fund, or purchased and surrendered to any sinking fund, or converted into Common Stock or other securities, shall be permanently retired in the manner provided by law and shall not be reissued.

          (i) The holders of Preferred Stock shall have no preemptive rights, and no holders of Preferred Stock shall be entitled as a matter of right to subscribe for or purchase shares of any class now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of any class or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares of any class, except such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the Board of Directors in its discretion may from time to time determine.

          (j) Subject to limitations imposed in these Amended Articles of Incorporation, the corporation may purchase, redeem and sell shares of its Preferred Stock from time to time to such extent, in such manner, and upon such terms as its Board of Directors may determine; provided, however, that the corporation shall not use any of its funds for any such purchase or redemption when there is reasonable ground to believe that the corporation is or by such purchase or redemption would be rendered insolvent.

          (k) The term "accrued dividends" or "dividends accrued", wherever used with reference to the Preferred Stock or any series thereof, in the Amended Articles of Incorporation, shall be deemed to mean an amount which shall be equal to dividends thereon at the rate per annum fixed by the Board of Directors as hereinbefore authorized for the particular series, computed from the date on which such dividends began to accrue on such shares to the date to which dividends are stated to accrue, less the aggregate amount of dividends theretofore paid thereon.

          (l) Any reference in the Amended Articles of Incorporation to a class of stock ranking prior to or on a parity with the Preferred Stock shall be deemed to refer to such classes of stock, respectively, ranking prior to or on a parity with the

     Preferred Stock in respect of dividends or distribution of assets on liquidation.


[SECTION 3.  ADDITIONAL TERMS AND PROVISIONS OF SERIES A PREFERRED STOCK.

     In addition to the express terms set forth in Section 2 of this Article Fourth which are applicable to all series of Preferred Stock, additional express terms of the Series A Preferred Stock are as follows:

          (a) The designation of such series shall be Series A Cumulative Preferred Stock (Series A Preferred Stock) and such series shall consist of 50,000 shares.

          (b) The holders of shares of Series A Preferred Stock shall be entitled to receive cumulative cash dividends, as and when declared by the Board of Directors, out of funds legally available for the payment thereof, at the rate of $9.00 per share per annum and no more, payable quarterly on the fifteenth (15th) day of March, June, September and December in each year, such dividends to accrue and to cumulate, in the case of each share, from the date of issuance of such share.

          (c) As a mandatory sinking fund for the retirement of the Series A Preferred Stock (so long as any of the shares of Series A Preferred Stock are outstanding) on June 30, 1985 and on each June 30 thereafter to and including June 30, 1989 (each such date being hereinafter referred to as a Sinking Fund Payment Date, the corporation shall redeem (provided such redemption shall not violate any applicable provision of the laws of the State of Ohio) 10,000 shares of the Series A Preferred Stock (or the number of shares of the Series A preferred Stock then outstanding, if less than 10,000) at a redemption price of One Hundred Dollars ($100.00) per share, plus, in each case, an amount equal to all dividends thereon accrued and unpaid to the date of redemption, whether or not earned or declared. No shares of Series A Preferred Stock redeemed pursuant to clauses (d) or (e) of this Section 3 or otherwise purchased or acquired by the corporation may be credited to, or relieve the corporation to any extent from, the sinking fund requirements set forth herein. If the above stated sinking fund requirements are not met in any year, the requirements for the next succeeding year shall be increased by the amount of the deficiency. Nothing in this Section 3 shall be deemed to preclude the holders of the Series A Preferred Stock from pursuing any and all remedies which may be available to them under applicable law in the event that any such sinking fund requirements are not met.

          (d) The corporation, at the option of the Board of Directors, may redeem, on each Sinking Fund Payment Date, as defined in clause (c) of this
     Section 3, such additional number of shares of the Series A Preferred Stock then outstanding as shall be designated by the Board of Directors at a redemption price of One Hundred Dollars ($100.00) per share plus, in each case, an amount equal to all dividends thereon accrued and unpaid to the date of redemption, whether or not earned or declared; provided, however, that the maximum number of additional shares of the Series A Preferred Stock which may be redeemed pursuant to this clause (d) on any Sinking Fund Payment Date shall not exceed the number of shares of Series A Preferred Stock redeemed on such date pursuant to clause (c) of this Section 3 and, further provided, that the aggregate number of additional shares of the Series A Preferred Stock which may be redeemed pursuant to this clause (d) on all Sinking Fund Payment Dates shall not exceed 12,500 shares.

          (e) The corporation, at the option of the Board of Directors, may also redeem the whole, or from time to time may redeem any part, of the Series A Preferred Stock at any time after June 30, 1984 at the following redemption prices, together in each case with an amount equal to all dividends thereon accrued and unpaid to the date of redemption, whether or not earned or declared:


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                     If redeemed           Redemption
                      prior to               price
                       June 30             per share
                     -----------           ----------
                        1985                $104.50
                        1986                 103.00
                        1987                 101.50
                        1988                 100.00

          (f) Notwithstanding the provisions of clauses (d) and (e) of this
     Section 3, less than all of the Series A Preferred Stock may be redeemed pursuant to clauses (d) and (e) of this Section 3 only after full cumulative dividends upon the Preferred Stock then outstanding shall have been paid for all past quarterly dividend periods and after or concurrently with making payment of, or declaring or setting apart for payment, the full dividend on all outstanding shares of Preferred Stock for the then current quarterly dividend period.

          (g) All redemptions of less than all of the outstanding shares of Series A Preferred Stock pursuant to clauses (c), (d) and (e) of this
     Section 3 shall be pro rata as nearly as possible to the nearest whole share, among the holders of the then outstanding shares of Series A Preferred Stock according to the number of shares held by each holder.

          (h) Upon any liquidation, dissolution or winding up of the corporation, the holders of Series A Preferred Stock shall be entitled, before any distribution shall be made to the holders of Common Stock or of any other class of stock junior to the Series A Preferred Stock, to be paid, whether from capital, surplus or otherwise, One Hundred Dollars ($100.00) per share, plus in each such case an amount equal to all dividends thereon accrued and unpaid whether or not earned or declared; provided, however, that in the event any such liquidation, dissolution or winding up of the corporation is voluntary, the holders of Series A Preferred Stock shall be entitled to be paid, instead of One Hundred Dollars ($100.00) per share, the then prevailing optional redemption price set forth in the schedule contained in clause (e) of this Section 3, plus accrued and unpaid dividends. Any merger or consolidation of the corporation which does not require the vote of the holders of outstanding shares of Series A Preferred Stock by reason of the payment or deposit of funds described in clause (f)(iii) of Section 2 of this Article Fourth, and any sale, lease or conveyance of all, or substantially all, of the property or business of the corporation which does not require the vote of the holders of the outstanding shares of Series A Preferred Stock by reason of the payment or deposit of funds described in clause (g)(ii) of Section 2 of this Article Fourth shall be deemed to be a voluntary liquidation, dissolution or winding up of the corporation within the meaning of this clause (h).

          (i) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.]



SECTION [4]{3}.  ADDITIONAL TERMS AND PROVISIONS OF SERIES C PREFERRED STOCK.


In addition to the express terms set forth in Section 2 of this Article Fourth which are appli-


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
cable to all series of Preferred Stock, additional express terms of the Series C Preferred Stock are as follows:

          (a) The designation of such series shall be Series C Cumulative Preferred Stock ("Series C Preferred Stock") and such series shall consist of 200,000 shares. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series C Preferred Stock.

          (b) The holders of shares of Series C Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available for the payment thereof, quarterly dividends payable in cash on the 1st day of February, May, August and November in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) Ten Dollars ($10.00) or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (c) The corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (b) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of Ten Dollars ($10.00) per share on the Series C Preferred Stock shall nevertheless be accrued and payable on such subsequent Quarterly Dividend Payment Date.

          (d) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          (e) Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section [4]{3}(b) of this Article Fourth are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the corporation shall not:


               (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

               (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (f) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock, unless the corporation could, under Section 3(e) of this Article Fourth purchase or otherwise acquire such shares at such time and in such manner.

          (g) Any shares of Series C Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. Except as contemplated herein in this Article Fourth, all such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or as otherwise required by law.

          (h) Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to


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

     dividends or upon liquidation, dissolution or winding up) to the Series
     C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received One Hundred Dollars ($100.00) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (i) In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (j) The shares of Series C Preferred Stock shall not be redeemable.

          (k) The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, pari passu to all series of any other class of the corporation's Preferred Stock.

SECTION [5]{4}.  TERMS AND PROVISIONS OF COMMON STOCK.


     (a) The rights and preferences of the Common Stock shall be subject in all respects to the rights and preferences of the Preferred Stock, in the manner and to the extent provided in Sections 2[, ]and 3[, and 4 ]of this Article Fourth.

     (b) The Common Stock shall rank junior to the Preferred Stock with respect to the payment of dividends. When and as declared by the Board of Directors out of the funds of the

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
corporation legally available therefor, after there shall have been paid or declared or set apart for payment full dividends on all the Preferred Stock and subject to the restrictions or limitations contained in the express terms and provisions of the Preferred Stock with respect to the payment of dividends, the holders of Common Stock shall be entitled to receive dividends.

     (c) Each holder of record of Common Stock shall be entitled to one vote for each share standing in his {or her} name on the books of the corporation. The Board of Directors shall have the right to fix a record date of the determination of the holders of Common Stock entitled to notice of and to vote at any meeting.

     (d) The Common Stock shall rank junior to the Preferred Stock with respect to payment upon the dissolution, liquidation or sale of assets of the corporation. Upon the dissolution, liquidation or winding up of the corporation, after there shall be paid or set apart for holders of Preferred Stock the full preferential amounts to which they are entitled, the holders of Common Stock shall be entitled to receive pro rata all of the remaining assets of the corporation available for distribution to its shareholders.

     (e) The holders of Common Stock shall have no preemptive rights, and no holder of Common Stock shall be entitled as a matter of right to subscribe for or purchase shares of a class now or hereafter authorized, or to subscribe for or purchase any securities convertible into or exchangeable for shares of any class or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares of any class.

     {(f) The corporation may purchase, hold, sell, and reissue any of its shares of Common Stock and to the extent that the authority to do the same may be granted under these Amended Articles, the Board of Directors shall have the power to do all said acts, without any action by shareholders.}

FIFTH: SECTION 1. The affirmative vote or consent of the holders of eighty percent (80%) of all shares of stock of the corporation entitled to vote in the general elections of directors, considered for the purposes of this Article Fifth as one class, shall be required for the adoption or authorization of a business combination, as hereinafter defined, with any other entity, as hereinafter defined, if, as of the record date for the determination of holders of shares entitled to notice thereof and to vote thereon or consent thereto, such other entity is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the corporation entitled to vote in the general elections of directors, considered for the purposes of this Article Fifth as one class. The voting requirement specified above shall not be applicable if the definitive agreement or other arrangements to effectuate the business combination with the other entity that is a party thereto is approved by a majority of the directors of the corporation at a time when such other entity does not beneficially own, directly or indirectly, such a ten percent (10%) voting interest. In addition, the voting requirements specified above shall not be applicable if all of the following conditions are satisfied:

          (a) The cash, or fair market value of other consideration, to be received per share by holders of Common Stock of the corporation in such business combination bears the same or a greater percentage relationship to the market price of the corporation's Common Stock immediately prior to the announcement of such business combination as the highest per share price (including brokerage commissions and soliciting dealers' fees) which such other entity has theretofore paid for any of the shares of the corporation's Common Stock already owned by it bears to the market price of the Common Stock of the corporation immediately prior to the commencement of acquisition of the corporation's Common Stock by such other entity; and

          (b) The cash, or fair market value of other consideration, to be received per share by holders of the Common Stock of the corporation in such business combination (i) is not less than the highest per share price (including brokerage commissions and soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of the corporation's Common Stock, and (ii) is not less than the earnings per share of Common Stock of the corporation for the four full consecutive

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
     fiscal quarters immediately preceding the record date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple (if any) of such other entity as customarily computed and reported in the financial community; and

          (c) After such other entity has acquired ten percent (10%) of the shares of stock of the corporation entitled to vote in the general election of directors and prior to the consummation of such business combination:
     (i) such other entity shall not have acquired any newly issued shares of stock, directly or indirectly, from the corporation (except upon conversion of convertible securities acquired by it prior to obtaining ten percent (10%) of the shares of the corporation entitled to vote in the general election of directors or as a result of a pro rata stock dividend or stock split); and (ii) such other entity shall not have acquired any additional shares of the corporation's outstanding Common Stock or securities convertible into Common Stock except as a part of the transaction which results in such other entity acquiring its ten percent (10%) or greater interest; and

          (d) Such other entity shall not have (i) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the corporation, or (ii) made any major change in the corporation's business or equity capital structure prior to the consummation of such business combination.

     The provisions of this Article Fifth shall also apply to a business combination with any other entity which at any time has been the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the corporation entitled to vote in the general elections of directors considered for the purposes of this Article Fifth as one class, notwithstanding the fact that such other entity has reduced its shareholdings below ten percent (10%) if at the time the definitive agreement was entered into it was the direct or indirect beneficial owner of such a ten percent (10%) interest or if, as of the record date for the determination of shareholders entitled to notice of and to vote on or consent to the business combination, such other entity is an "affiliate" of the corporation, as hereinafter defined.


SECTION 2. As used in this Article Fifth, (a) the term "other entity" shall include any corporation, person or other entity and any other entity with which it or its "affiliate" or "associate", as defined below, has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of shares of stock of the corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934; (b) an other entity shall be deemed to be the "beneficial owner" of any shares of stock of the corporation which the other entity, as defined above, has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise in addition to shares otherwise beneficially owned; (c) the term "outstanding shares of any class of stock of the corporation" shall include shares deemed owned through application of clause
(b) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (d) the term "business combination" shall include any merger or consolidation of the corporation with or into any other corporation, or the sale or lease of all or substantially all of the assets of the corporation to, or any sale or lease to the corporation or any subsidiary thereof in exchange for securities of the corporation of any assets (except assets having an aggregate fair market value of less than $5,000,000) of any other entity, or any reclassification or recapitalization of the outstanding shares of any class of stock of the corporation if at the time there is any other entity which has acquired ten percent (10%) of the stock of the corporation entitled to vote in the election of directors and the effect of such transaction is to increase the relative voting power of such other entity; and (e) for the purposes of subparagraphs (a) and (b) of Section 1 of this Article Fifth the term "other consideration to be received" shall mean, in the event of a business combination with such other entity in which the corporation is the surviving corporation, Common
Stock of the corporation retained by its existing public shareholders.


SECTION 3. A majority of the directors shall have the power and duty, consistent with their fiduciary obligations, to determine for the purposes of this Article Fifth on the basis of information known to them whether (a) such other entity beneficially owns more than ten percent (10%) of the outstanding shares of stock of the corporation entitled to vote in the general elections of directors, (b) an other entity is an "affiliate" or "associate" of another, (c) an other entity has an agreement, arrangement or understanding with another, or
(d) the assets being acquired by the corporation, or any subsidiary thereof, have an aggregate fair market value of less than $5,000,000.


SECTION 4. No amendment to the Amended Articles of Incorporation of the corporation shall amend, alter, change or repeal any of the provisions of this Article Fifth, unless the amendment affecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of eighty percent (80%) of all shares of stock of the corporation entitled to vote in the general elections of directors, considered for the purposes of this Article Fifth as one class. Notwithstanding the foregoing, this Section 4 shall not apply to, and such requirements of vote or consent shall not be required for, any amendment, alteration, change or repeal recommended to the shareholders by the Board of Directors of the corporation if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, no other entity is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of the stock of the corporation entitled to vote in the general elections of directors, considered for the purpose of this provision as one class.


SIXTH: These Amended Articles of Incorporation supersede and take the place of the existing Amended Articles of Incorporation dated February [8, 1989] {15, 1993,} as amended.

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


                                                                      APPENDIX B


                              CODE OF REGULATIONS
                                       OF
                               HUFFY CORPORATION

                                   {INDEX}


ARTICLE I    SHAREHOLDERS

Section      A.    Annual Meeting
             B.    Special Meetings
             C.    Notice of Meetings
             D.    Proxies
             E.    Quorum -- Adjournment
             F.    Financial Statements
             G.    Notice of Shareholder Nominees
             H.    Approval and Ratification of Acts of Officers and Board of Directors
             I.    Certificates for Shares of Stock

ARTICLE II   BOARD OF DIRECTORS

Section      A.    Powers of the Board
             B.    Number of Directors
             C.    Term of Office, Removal and Vacancies
             D.    Meetings of the Board
             E.    Action Without a Meeting
             F.    Committees
             G.    Compensation
             H.    Fiscal Year
             I.    Retirement

ARTICLE III  OFFICERS

Section      A.    Designation, Election and Term of Office
             B.    Chairman of the Board
             C.    President
             D.    Vice Presidents
             E.    Secretary
             F.    Treasurer
             G.    Other Officers
             H.    Compensation -- Officers and Employees

ARTICLE IV   MISCELLANEOUS

Section      A.    Seal
             B.    Indemnification of Directors and Officers
             C.    Amendments

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
                              CODE OF REGULATIONS
                                       OF
                               HUFFY CORPORATION

                           ARTICLE I -- SHAREHOLDERS

SECTION A.  ANNUAL MEETING

     1. The annual meeting of the shareholders of the Corporation for the election of directors and the transaction of such other business as may be specified in the notice shall be held within 120 days following the close of the Corporation's Fiscal Year.

     2. The date, hour, place and city, either within or without the State of Ohio, will be designated by the Board of Directors and will be set forth in the notice of the meeting.

     3. Either the Chairman, Vice Chairman or President shall preside at all meetings of the shareholders, depending on individual availability in that order.

SECTION B.  SPECIAL MEETINGS

     1. Special meetings of the shareholders may be called by:

          a. The Chairman of the Board, or

          b. The President, or

          c. The Vice President authorized to exercise the authority of the President, in case of the latter's absence, death, or disability, or

          d. The Board of Directors acting at a meeting, or

          e. Not less than 50% of the Directors acting without a meeting, or

          f. The shareholders holding of record 50% or more of all the shares outstanding and entitled to vote thereat.

     2. Any such request for a special meeting of shareholders shall state the purpose or purposes of the meeting.

     3. Upon request in writing delivered either in person or by registered mail to the President or the Secretary by any person or persons entitled to call a meeting of shareholders, such officer shall forthwith cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not more than sixty days nor less than ten days after the receipt of such request, as such officer may fix.

     4. Special meetings of the shareholders may be held at such time and place, either within or without the State of Ohio, as may be designated in the notice thereof.

SECTION C. NOTICE OF MEETINGS

     1. Unless waived as provided by law, a written or printed notice of each annual or special meeting stating the time and place and the purpose or purposes thereof shall be directed to each shareholder of record entitled to vote thereat.

     2. Such notice shall be given by personal delivery or shall be mailed postage prepaid not more than sixty days nor less than ten days before any meeting. It shall be addressed to the shareholder at his {or her} address as it appears upon the records of the Corporation.

     3. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

SECTION D.  PROXIES

     1. Persons entitled to vote, share or to act with respect to shares at a meeting of shareholders may be represented and vote or act thereat by proxy appointed thru an instrument in writing and submitted to the Secretary at or before any shareholders' meeting.

     2. The person appointed as proxy need not be a shareholder.

     3. Notice to the Corporation, in writing or in open meeting, by the person having appointed a proxy, of the revocation of the appointment of a proxy shall not affect any vote or act previously taken or authorized at a meeting.

SECTION E.  QUORUM -- ADJOURNMENT

     1. The holders of record of shares entitled to exercise not less than fifty percent (50%) of

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

the voting power of the Corporation present in person or by proxy at any meeting of shareholders shall constitute a quorum.

     2. The holders of a majority of the voting shares present in person or by proxy at any meeting of shareholders, whether or not a quorum is present, may adjourn such meeting from time to time.

SECTION F.  FINANCIAL REPORTS

     1. The financial statement shall be presented at annual shareholders' meetings or to individual shareholders, as required by law.

     2. The financial statement shall have appended thereto a certificate, as required by law.

SECTION G.  NOTICE OF SHAREHOLDER NOMINEES

     1. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to [being named in the proxy statement as a nominee and to] serving as a Director if elected); and (b) as to the shareholder giving notice (i) the name and address, as they appear on the Corporation's books, of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section, and if he {or she} should so determine, he {or she} shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION H.  APPROVAL AND RATIFICATION OF ACTS OF BOARD OF DIRECTORS AND OF
            OFFICERS

     1. Except as otherwise provided by law, any contract, act, or transaction, prospective or past, of the Corporation, or of the Board of Directors, or of the Officers may be approved or ratified by the affirmative vote at a meeting of the shareholders, or by the written consent, with or without a meeting, of the holders of record of shares entitling them to exercise a majority of the voting power of the Corporation, and such approval or ratification shall be as valid and binding as though affirmatively voted for or consented to by every shareholder of the Corporation.

                                        3


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

SECTION I.  CERTIFICATES FOR SHARES OF STOCK

     1. The interest of each shareholder of the Corporation shall be evidenced by a certificate or certificates for shares in such form as the Board of Directors may from time to time prescribe.

     2. Each certificate shall bear:

          a. A distinguishing number, and

          b. The signature of the President and Secretary, and

          c. The seal of the Corporation, and

          d. Such recitals as may be required by law.

     3. The certificates shall be issued in numerical order and a record kept for that purpose as required by law.

     4. Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his {or her} attorney, upon surrender for cancellation of a certificate or certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agent may reasonably require.


     5. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it and alleged to have been lost, stolen, or destroyed, and the Board of Directors may, in its discretion require the owner, or his {or her} legal representatives, to give the Corporation a bond containing such terms as the Board of Directors may require to protect the Corporation or any person injured by the execution and delivery of a new certificate.

     6. Upon the taking of a record date of shareholders for the purposes of declaring dividends, for the purposes of determining those shareholders entitled to vote at any meeting or for any other purposes, the stock transfer books of the Corporation shall not be closed, but shall remain open for the purposes of recording the issuing, transfer or other transactions in connection with the stock of the Corporation.

                        ARTICLE II -- BOARD OF DIRECTORS

SECTION A.  POWERS OF THE BOARD

     1. Except as otherwise provided by law, all the capacity of the Corporation shall be vested in and all its authority shall be exercised by the Board of Directors.

SECTION B.  NUMBER OF DIRECTORS

     1. There shall be such number of Directors, not less than nine nor more than [thirteen] {fourteen} as may be fixed or changed from time to time (a) by the shareholders at a meeting called for such purpose at which a quorum is present, by the affirmative votes of the holders of a majority of the shares which are present, in person or by proxy, at the meeting and entitled to vote on such proposal or (b) by the Directors at a meeting at which a quorum is present, by the affirmative vote of a majority of the Directors which are present at the meeting, or by action taken without a meeting in a writing or writings signed by all of the Directors. No reduction in the number of Directors shall of itself have the effect of shortening the term of any incumbent Director.

SECTION C.  TERM OF OFFICE, REMOVAL AND VACANCIES

     1. A Director's term of office shall be three (3) years, except that, in order to provide for rotation of members, initially or whenever necessary a Director may be elected for a shorter term. {The Board of Directors shall be divided into three classes of not less than three Directors each, with the term of office of one class expiring each year.} A Director shall hold office until the annual shareholders' meeting next succeeding the termination of the term for which he {or she} was elected and until his {or her} successor is elected and qualified.

     2. A vacancy or vacancies (including without limitation any vacancy or vacancies created by action of the Directors increasing the number of Directors) may be filled by a majority vote of the remaining Directors for that period of time to the next shareholders' meeting at which meeting the shareholders will elect a Director to fill the unexpired portion of any term of office.

                                        4


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

SECTION D.  MEETINGS OF THE BOARD

     1. The regular meetings of the Board of Directors shall be held immediately after the annual meeting of the shareholders and at such other times as may be fixed by the Board of Directors, and such meetings may be held without further notice.

     2. Special meetings of the Board of Directors may be held at any time upon call of:

          a. The Chairman of the Board, or

          b. The President, or

          c. The Vice-President authorized to exercise the authority of the President in case of latter's absence, death or disability, or

          d. Two of the duly elected or appointed and qualified Directors.

Notice of the time and place of special meetings shall be served upon or telephoned to each Director at least twenty-four hours, or mailed or [telegraphed] {faxed} to each Director at his {or her} address as shown by the books of the Corporation at least forty-eight hours, prior to the time of the meeting, which notice need not specify the purposes of the meeting. Such notice may be waived as provided by law.

     3. Meetings of the Board of Directors, whether regular or special, may be held at any place either within or without the State of Ohio.

     4. Not less than 50% of the duly elected or appointed and qualified Directors of the Corporation shall constitute a quorum for the transaction of business. The act of a majority of Directors present at a meeting, at which a quorum is present shall be the act of Directors.

     5. The majority of the Directors present at any meeting, whether or not a quorum is present, may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall attend.

SECTION E.  ACTION WITHOUT A MEETING

     1. Any action which may be authorized or taken at a meeting of the Board of Directors may be authorized or taken without a meeting in a writing or writings signed by all of the Directors, which writing or writings shall be filed with or entered upon the records of the Corporation.

SECTION F.  COMMITTEES

     1. The Board of Directors may from time to time appoint three or more Directors to constitute {an Executive Committee and} one or more {other} committees of Directors. The resolution establishing each such committee shall specify a designation by which it shall be known and shall fix its powers and authority. The Board of Directors may delegate to any such committee any of the authority of the Board of Directors, however, conferred, other than that of filling vacancies among the Directors or in any committee of the Directors.

     2. The Board of Directors may likewise appoint one or more Directors as alternate members of any such committee, who may take the place of any absent member or members at any meeting of such committee.

     3. Each such committee shall serve at the pleasure of the Board of Directors, shall act only at the intervals between meetings of the Board of Directors, and shall be subject to the control and direction of the Board of Directors. [All actions by any such committee shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be adversely affected by any such revision or alteration.]

     4. An act or authorization of an act by any such committee within the authority delegated to it by the resolution establishing it shall be effective for all purposes as the act or authorization of the Board of Directors.

     5. In every case the affirmative vote of a majority in meeting or the consent in writing of all the members of any such committee shall be necessary for the approval of any action.

     6. Each committee shall keep written records of all meetings and actions.

SECTION G.  COMPENSATION

     1. The Board of Directors is empowered to fix the amount of and authorize the payment of compensation to the Directors and of the Executive Committee and other committees for services rendered to the Corporation and of reimbursement for traveling expenses incurred in attending meetings.

                                        5

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

SECTION H.  FISCAL YEAR

     1. The fiscal year of the Corporation shall end on the last [Saturday of June] {day of December} in each year, or on such other day as may be fixed from time to time by the Board of Directors.

SECTION I.  RETIREMENT OF DIRECTORS

     1. Non-Employee Directors

          a. A non-employee Director who reaches the age of seventy (70) years during his {or her} term of office as a Director, shall retire from the board, effective the next quarterly Directors' meeting following the date on which he {or she} attained the age of seventy (70) years. Thereafter such Director shall, during his {or her} lifetime, have the title of Director Emeritus.

     2. Employee Directors

          a. A Director, other than the President or Chairman of the Board, who is an employee of the Corporation shall retire as a Director as of the date he {or she} terminates his {or her} active employment with the Corporation and shall thereafter, during his {or her} lifetime, have the title of Director Emeritus.
          b. A Director who has served the Corporation as President and/or Chairman of the Board at the time of his {or her} retirement from active employment shall not be nominated for a term of office as Director, the election for which would be held after he {or she} has attained the age of seventy (70). A Director who is not re-nominated for office by virtue of this covenant shall thereafter, during his {or her} lifetime, have the title of Director Emeritus.

     3. If the Board of Directors shall be confronted with an unusual situation that to it seems to require relaxation of any of the foregoing rules, the Board of Directors shall have power, by resolution, to establish or re-establish the retirement age, or otherwise waive the age limitation of any Director or former Director, so as to qualify him {or her} to serve longer, or again, as a Director.


                            ARTICLE III -- OFFICERS

SECTION A.  DESIGNATION, ELECTION AND TERM OF OFFICE

     1. The Corporation may have a Chairman of the Board, and shall have a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time determine.

     2. The Chairman of the Board and the President shall be Directors, but no one of the other officers need be a Director.

     3. Any two or more offices may be held by one person. However, no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law or by these regulations to be executed, acknowledged, or verified by two or more officers.

     4. If there be more than one Vice President, the Board of Directors may designate their seniority through the method it selects and/or the particular department or function of the Corporation over which they shall have charge.

     5. All officers of the Corporation shall be elected by the Board of Directors.

     6. Each officer shall hold office until his {or her} successor is chosen and qualified, unless otherwise specified by the Board of Directors.

     7. The Board of Directors may fill any vacancy in any office occurring from whatever reason.

SECTION B.  CHAIRMAN OF THE BOARD

     1. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall have such other authority and duties as may be delegated by the Board of Directors.

SECTION C.  PRESIDENT

     1. The President shall preside at all meetings of Board of Directors, except for meetings of the Board of Directors at which the Chairman of the Board presides in accordance with the preceding Section.

     2. Subject to the direction of the Board of Directors, the President shall have the general

                                        6

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
executive supervision over the property, business, and affairs of the Corporation.

     3. The President shall have such other duties and powers as may be assigned to or invested in him {or her} by the Board of Directors.

SECTION D.  VICE PRESIDENTS

     1. The Vice Presidents, in the order of their seniority by designation shall perform the duties of the President in his {or her} absence or during his {or her} disability to act. The Vice Presidents shall have such other duties and powers as may be assigned to or invested in them by the Board of Directors or by the President.

SECTION E.  SECRETARY

     1. The Secretary shall issue notices of all meetings for which notices require to be given, shall keep the minutes of the meetings, shall have charge of the corporate seal and corporate record books and shall have other duties and powers as may be assigned to or invested in him {or her} by the Board of Directors or by the President.

SECTION F.  TREASURER

     1. The Treasurer shall have charge of all moneys and securities of the Corporation.

     2. [He] {The Treasurer} shall cause to be kept adequate and correct account of the Corporation's business transactions and shall have general charge and supervision of financial reports.

     3. The Treasurer shall have such other duties and powers as may be assigned to or invested in him {or her} by the Board of Directors or by the President.


SECTION G.  OTHER OFFICERS

     1. Other officers of the Corporation shall have such duties and powers as may be assigned to or invested in them by the Board of Directors or by the President.

SECTION H.  COMPENSATION -- OFFICERS AND EMPLOYEES

     1. The compensation of officers and employees of the Corporation, or the method of fixing such compensation, shall be determined by or pursuant to authority conferred by the Board of Directors or any committee of the Board of Directors.

     2. Such compensation may include retirement, disability, and death benefits, and may be by way of fixed salary, or on the basis of earnings of the Corporation, or any combination thereof, or otherwise, as may be determined or authorized from time to time by the Board of Directors or any committee of the Board of Directors.

                          ARTICLE IV -- MISCELLANEOUS

SECTION A.  SEAL

     1. The seal of the Corporation shall be circular with the words "HUFFY CORPORATION" and "DAYTON, O." surrounding the word "SEAL" .

SECTION B.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     1. The Corporation shall, and hereby agrees to, indemnify any person who served or serves as a director, officer, employee or agent of the Corporation, or who served or serves at the request of the Corporation as a director, trustee, officer, employee or agent of another Corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any and all losses, liabilities, damages, and expenses, including attorney's fees, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid in settlement, incurred by such person, in connection with any claim, action, suit, or proceeding, including any action or suit by or in the right of the Corporation (whether threatened, pending or completed and whether civil, criminal, administrative, or investigative, including appeals), by reason of any act or omission to act as such director, trustee, officer, employee or agent, to the full extent permitted by Ohio law including, without limitation, the provisions of Section 1701.13 of the Ohio Revised Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment).

Further, unless at the time of a Director's act or omission to act that is the subject of an action, suit, or proceeding referred to in this Section B of
Article IV, the Articles of Incorporation or the Code of Regulations of this Corporation state by specific reference to Section

                                        7
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



1701.13(E)(5)(a) of the Ohio Revised Code that the provisions of Section 1701.13(E)(5)(a) do not apply to the Corporation, and unless the only liability asserted against a Director in an action, suit or proceeding referred to in this Section B of Article IV is pursuant to Section 1701.95 of the Ohio Revised Code, then all expenses, including attorney's fees, incurred by a Director in defending the action, suit or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he {or she} agrees to do both of the following:

          a. Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his {or her} action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

          b. Reasonably cooperate with the Corporation concerning the action, suit, or proceeding.

The indemnification authorized by this Article IV shall not be exclusive of, and shall be in addition to, any other rights granted to any person seeking indemnification under the Articles of Incorporation, this Code of Regulations or any agreement, vote of shareholders or disinterested Directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.


The Corporation may purchase and maintain insurance, or furnish similar protection, including but not limited to trust funds, letters of credit or self insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him {or her} and incurred by him {or her} in any such capacity, or arising out of his {or her} status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under Ohio law. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.


SECTION C.  AMENDMENTS


     1. This Code of Regulations may be amended or repealed only by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Corporation, at a meeting of the shareholders held for such purpose, or without a meeting by the unanimous written consent of all of the shareholders of the Corporation.


                                        8

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

                               HUFFY CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 28, 1995

The undersigned hereby appoints Thomas D. Gleason, Jack D. Michaels, and James
F. Robeson, and each of them, his proxies, with power of substitution, to vote all shares of Common Stock of HUFFY CORPORATION, an Ohio corporation, which he or she may be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held April 28, 1995, and at any adjournment(s) thereof, on the following matters, all of which are described in the Proxy Statement, receipt of which is hereby acknowledged:

1. ELECTION OF DIRECTORS

   / / FOR the election of Linda B. Keene, Geoffrey W.            / / WITHHOLD AUTHORITY for the election of Linda B. Keene,
       Smith, and Thomas C. Sullivan, each for a term                 Geoffrey W. Smith, and Thomas C. Sullivan, each for a term
       of three years, and Patrick W. Rooney for a term               of three years, and Patrick W. Rooney for a term of one
       of one year (except as indicated below).                       year.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW)

-------------------------------------------------------------------------------


2. PROPOSAL TO ADOPT AMENDED ARTICLES OF INCORPORATION.

                   FOR / /                AGAINST / /                ABSTAIN / /

3. PROPOSAL TO ADOPT AMENDED CODE OF REGULATIONS.

                   FOR / /                AGAINST / /                ABSTAIN / /

4. RATIFICATION OF APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT PUBLIC ACCOUNTANTS FOR CALENDAR YEAR 1995

                   FOR / /                AGAINST / /                ABSTAIN / /
              (Continued and to be dated and signed on other side)

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY SPECIFICATIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AND FOR ALL THE OTHER MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD. EXCEPT FOR THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD, THE BOARD OF DIRECTORS AT PRESENT KNOWS OF NO BUSINESS OTHER THAN OF A ROUTINE NATURE TO BE BROUGHT BEFORE THE MEETING. IF ANY OTHER BUSINESS IS BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE APPOINTED PROXIES' DISCRETION AND BEST JUDGMENT. IF CUMULATIVE VOTING IS ELECTED FOR THE ELECTION OF DIRECTORS, VOTES CAST PURSUANT TO THIS PROXY WILL BE DISTRIBUTED AMONG THE ABOVE NOMINEES AT THE DISCRETION OF SAID PROXIES.

The Undersigned ratifies all that said proxies, or any of them, or their substitute or substitutes, may lawfully do by virtue hereof, and revokes any proxies heretofore given by the undersigned to vote at said Annual Meeting or adjournment(s) thereof.
                                                Dated                     , 1995

                                                --------------------------------

                                                --------------------------------

                                                (Please sign exactly as name
                                                appears opposite. If signing in
                                                fiduciary or representative
                                                capacity, please give full title
                                                as such. If shares are
                                                registered in more than one
                                                name, all holders must sign. If
                                                signature is for a corporation,
                                                the handwritten signature and
                                                title of an authorized officer
                                                is required, together with the
                                                full corporate name.)

                                   Proxy Card